UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-05309

Nuveen Investment Funds, Inc.

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Christopher M. Rohrbacher

Vice President and Secretary

333 West Wacker Drive, Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: June 30

Date of reporting period: December 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

Item 1. Reports to Stockholders.

Mutual Funds

31 December 2019

Nuveen Income Funds

Fund Name	Class A	Class C	Class R3	Class R6	Class I
Nuveen High Income Bond Fund	FJSIX	FCSIX	FANSX	—	FJSYX
Nuveen Strategic Income Fund	FCDDX	FCBCX	FABSX	FSFRX	FCBYX

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares or, if you are a direct investor, by enrolling at www.nuveen.com/e-reports.

You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary or, if you are a direct investor, by calling 800-257-8787 and selecting option #1. Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary or, if you are a direct investor, to all your directly held Nuveen Funds and any other directly held funds within the same group of related investment companies.

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Table

of Contents

Chair’s Letter to Shareholders

Dear Shareholders,

Financial markets finished 2019 on a high note, despite the challenges of a weak start to the year, a slower global economy and heightened geopolitical risks. While global manufacturing languished, consumers remained resilient amid tight labor markets, growing wages and tame inflation. Global business sentiment, however, was less optimistic due to trade frictions and weaker global demand. Across advanced economies growth in corporate profits and earnings was subdued in 2019. Nevertheless, the Federal Reserve’s (Fed) pivot to easing monetary conditions, along with liquidity provided by other central banks around the world, provided confidence that the economic cycle could be extended. Additionally, the year ended with a reduction in trade tensions and Brexit uncertainty, although the next phase of U.S.-China trade negotiations are expected to be more challenging and the U.K. has a relatively short transition window in which to redefine its relationship with the European Union.

We continue to anticipate muted economic growth and increased market volatility this year. The U.S. economy held steady in the second half of 2019, although growth for the year overall moderated from 2018’s pace. Consumer confidence remains underpinned by low unemployment and modest wage growth. Looser financial conditions, in part driven by the Fed’s three interest rate cuts in 2019, have revived momentum in the housing market and should continue to encourage borrowing by consumers and businesses. Although consumer spending in Europe and Japan, like in the U.S., has remained supported by jobs growth and rising wages, economic growth there appears more fragile. The COVID-19 coronavirus outbreak poses a new downside risk to the global economy, as disruptions to both demand and production ripple through global supply chains. We are closely monitoring the situation.

At Nuveen, we still see investment opportunities in the maturing economic environment, but we are taking a selective approach. If you’re concerned about where the markets are headed from here, we encourage you to work with your financial advisor to review your time horizon, risk tolerance and investment goals. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Terence J. Toth

Chair of the Board

February 21, 2020

Portfolio Managers’

Comments

Nuveen High Income Bond Fund

Nuveen Strategic Income Fund

These Funds feature portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen Fund Advisors, LLC, the Funds’ investment adviser. Kevin Lorenz, CFA and Jean C. Lin, CFA, are portfolio managers for the Nuveen High Income Bond Fund. Portfolio managers for the Nuveen Strategic Income Fund include Douglas M. Baker, CFA, Bill Martin, Kevin Lorenz, CFA, Katherine Renfrew and Nicholas Travaglino.

Effective July 31, 2019, Timothy A. Palmer, CFA, is no longer a portfolio manager for the Fund.

In this report, the portfolio management team for the Funds discuss key investment strategies and the Funds’ performance for the six-month reporting period ended December 31, 2019.

What strategies were used to manage the Funds during the six-month reporting period and how did these strategies influence performance?

The Funds continued to employ the same fundamental investment strategies and tactics used previously, although implementation of those strategies depended on the individual characteristics of the portfolios, as well as market conditions. The Funds’ management teams use a highly collaborative, research-driven approach that we believe offers the best opportunity to achieve consistent, superior long-term performance on a risk-adjusted basis across the full range of market environments. During the reporting period, the Funds were generally positioned for an environment of continued moderate economic growth. Nonetheless, during the reporting period we made smaller scaled shifts on an ongoing basis that were geared toward improving each Fund’s profile in response to changing conditions and valuations. These strategic moves are discussed in more detail within each Fund’s section of this report.

Nuveen High Income Bond Fund

The Fund’s Class A Shares at NAV outperformed both the Bloomberg Barclays High Yield 2% Issuer Capped Index and the Lipper Global High Yield Funds Classification Average for the six-month reporting period.

The U.S. economy continued to grow at a modest pace during the reporting period, reflecting continued trade friction and global growth concerns. Consumer spending supported growth, while business spending remained disappointing and manufacturing contracted starting in September. Weak global growth prompted central banks around the world to make a synchronized pivot to monetary stimulus. The Federal Reserve (Fed) cut rates three times during the reporting period in response to the global economic downshift along with trade-related uncertainties in a benign inflation

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Managers’ Comments (continued)

environment. Although businesses remained cautious, global growth stabilized as trade tensions eased, Brexit risk declined and China’s manufacturing sector improved. Financial markets responded positively with credit spreads tightening, equity markets rallying and volatility declining. At the December 2019 meeting, Fed policymakers held rates steady while also signaling that they expect to leave rates unchanged in 2020.

During the reporting period, Treasury yields fell, but more so at the front end of the yield curve driven by three Federal Reserve (Fed) rate cuts. Three-month T-bills ended the reporting period 57 basis points lower at 1.55%, while the yield on the 10-year Treasury fell by only 8 basis points to end at 1.92%. As a result, the Treasury yield curve re-steepened following the year’s earlier inversion, which happens when short-term interest rates are higher than longer-term rates. The three-month to 10-year Treasury spread turned positive for the first time since May 2019. Globally, yields also fell and at one point during the reporting period, more than $14 trillion worth of global bonds were trading with negative yields. Although businesses remained cautious, global growth stabilized as trade tensions eased, Brexit risk declined and China’s manufacturing sector improved. Financial markets responded positively with credit spreads tightening, equity markets rallying and volatility declining.

The high yield market continued to be supported by dovish central banks and stable credit fundamentals, which kept recession at bay. Also, the technical backdrop was strong as capital from around the globe continued to flow into the asset class in the hunt for yield in the ultra-low rate environment. Although earnings momentum moderated in the fourth quarter 2019, the supportive macro backdrop and more favorable business sentiment going into 2020 collapsed market volatility, providing a strong tailwind for valuations in the high yield market. Spreads tightened and revisited their post-crisis tight levels by the end of the reporting period, particularly in the higher quality segment of the market and the high yield asset class produced strong returns. The spread of the Bloomberg Barclays U.S. High Yield Index decreased 41 basis points during the reporting period to end at 336 basis points over Treasuries.

The higher quality tiers of high yield outpaced lower quality bonds during the reporting period as they had since the beginning of the year. However, in the final months of the reporting period, we saw a reversal and more volatile, lower quality credits outperformed higher quality issues within the asset class, despite various sorts of headline risk. The demand for riskier assets was generally aided by improved forward-looking sentiment and the energy sector as oil prices rose. CCC rated credit handily outperformed both the BB and B segments during December 2019. The “risk-on” mentality in the final few months of the reporting period encouraged investors to put idle dollars to work. The increased demand for risk also allowed for high yield issuance to hit record levels as 2019 came to a close.

The Fund experienced strong outperformance and had very few performance detractors given the “risk-on” rally and dampened volatility. The most impactful contributors were related to the Fund’s various credit quality exposures. In particular, performance was enhanced by a significant overweight position in the single B rating category. Results also benefited from an underweight position in C to CCC+ rated bonds versus the benchmark, due to the segment’s underperformance. Additionally, security selection aided results among lower rated credits. Finally, although an underweight to the strongest performing, BB rated segment detracted, our strong security selection more than made up for the shortfall.

The Fund’s allocation to preferred and contingent capital (CoCo) securities was also a modest contributor to results. These securities outperformed all other fixed income sectors due to strong underlying credit fundamentals and relatively modest supply in the face of ongoing investor demand for income. Bank stress test results conducted during 2019 reaffirmed the strength of banks, by far the largest sector within these markets, both inside and outside the U.S. CoCos were further supported by the U.K. election results in December 2019, which eliminated a significant amount of uncertainty surrounding Brexit and its possible carryover issues to other European countries. In addition, the steady decline in interest rates continued to stoke investor demand for higher yielding solutions such as preferred and CoCo securities.

At the industry level, security selection was strong among three sectors where the Fund held underweights: communications, consumer cyclicals and consumer non-cyclicals. In the communications sector, the Fund benefited from underweights to satellite service operator Intelsat and Frontier Communications, as well as overweights to Cox Media and Vodafone Group. The consumer cyclical area was also additive due to strong security selection in the cyclical services and home construction areas. Finally, in consumer non-cyclical, positive selection in health care (hospitals) and pharmaceuticals contributed favorably to relative performance.

Among other sectors, the largest individual contributor was an overweight position in CommScope, Inc., a telecommunications infrastructure provider that posted above-consensus earnings following an acquisition that closed in April 2019. Also, the Fund’s lack of exposure to benchmark component McDermott Technology benefited results. The oilfield services company had engineering and construction contracts with massive cost overruns that caused the value of its bonds to plummet.

The Fund had no material detractors to relative performance in terms of sector or credit quality weightings. In fact, given the strong rally in high yield markets, the largest drag on the portfolio came from its holdings in cash and equivalents, which increased slightly during the reporting period.

In terms of individual securities, an overweight in business process automation provider Exela detracted in the technology sector. Bonds suffered losses after the market grew concerned about liquidity and business fundamentals following a recent earnings miss and negative outlook revision. The Fund continues to own Exela. In energy, overweight positions in natural gas pipeline owner and operator Antero Midstream and natural gas exploration and production (E&P) firm Chesapeake Energy modestly detracted. Although commodity prices rebounded during the reporting period, Chesapeake Energy delivered poor results, leading to worries about a potential technical default in the event the company fell out of compliance with leverage covenants. The Fund continues to own Antero Midstream but eliminated its holding in Chesapeake Energy.

During the reporting period, the Fund used credit default swaps to hedge the Fund’s high yield credit exposure. These positions had a negligible impact on performance during the reporting period.

Nuveen Strategic Income Fund

The Fund’s Class A Shares at net asset value (NAV) outperformed the Bloomberg Barclays Aggregate Bond Index and the Lipper Multi-Sector Income Funds Classification Average for the six-month reporting period.

The U.S. economy continued to grow at a modest pace during the reporting period, reflecting continued trade friction and global growth concerns. Consumer spending supported growth, while business spending remained disappointing and manufacturing contracted starting in September. Weak global growth prompted central banks around the world to make a synchronized pivot to monetary stimulus. The Federal Reserve (Fed) cut rates three times during the reporting period in response to the global economic downshift along with trade-related uncertainties in a benign inflation environment. Although businesses remained cautious, global growth stabilized as trade tensions eased, Brexit risk declined and China’s manufacturing sector improved. Financial markets responded positively with credit spreads tightening, equity markets rallying and volatility declining. At the December 2019 meeting, Fed policymakers held rates steady while also signaling that they expect to leave rates unchanged in 2020.

During the reporting period, Treasury yields fell, but more so at the front end of the yield curve driven by the Fed rate cuts. Three-month T-bills ended the reporting period 57 basis points lower at 1.55%, while the yield on the 10-year Treasury fell by only 8 basis points to end at 1.92%. As a result, the Treasury yield curve re-steepened following the year’s earlier inversion, which happens when short-term interest rates are higher than longer-term rates. The three-month to 10-year Treasury spread turned positive for the first time since May 2019. Globally, yields also fell and, at one point during the reporting period, more than $14 trillion worth of global bonds were trading with negative yields.

Portfolio Managers’ Comments (continued)

The most significant driver of the Fund’s outperformance was its diversified exposure to credit sectors that offered a significant yield advantage over government sectors. In particular, a healthy allocation to preferred and contingent capital (CoCo) securities during the reporting period provided substantial excess returns. These securities outperformed all other fixed income sectors due to strong underlying credit fundamentals and relatively modest supply in the face of ongoing investor demand for income. Bank stress test results conducted during 2019 reaffirmed the strength of banks, by far the largest sector within these markets, both inside and outside the U.S. CoCos were further supported by the U.K. election results in December 2019, which eliminated a significant amount of uncertainty surrounding Brexit and its possible carryover issues to other European countries. In addition, the steady decline in interest rates continued to stoke investor demand for higher yielding solutions such as preferred and CoCo securities.

Allocations to high yield credit and leveraged loans also significantly aided results. High yield bonds were also among the top performing sectors. The sector was supported by dovish central banks and stable credit fundamentals, which kept recession at bay, while capital from around the globe continued to flow into the asset class in the hunt for yield. Although earnings momentum moderated in the fourth quarter 2019, the supportive macro backdrop and more favorable business sentiment going into 2020 collapsed market volatility, providing a strong tailwind for valuations in the high yield market. Spreads tightened throughout the reporting period. Although risk appetite did pick up later in the reporting period, the higher quality areas of the high yield market still significantly outperformed lower quality bonds for the reporting period as a whole. The Fund benefited from both an overweight to high yield and selection within the sector. An out-of-index allocation to leveraged loans also aided results. Fundamentals remained strong as default activity stayed muted, while the amount of repayments led to a technical tailwind as managers were left with large cash balances to reinvest. Later in the reporting period, the segment benefited from lower new issue volume and less merger and acquisition activity. Because of elevated valuations, we maintained a hedge on high yield exposure, reducing the Fund’s net bond and loan exposure to around 15% by the end of the reporting period.

In addition, the Fund’s performance benefited from a substantial underweight to U.S. Treasury securities. We maintained this underweight in Treasuries given our generally constructive economic view and income focus for the Fund.

The Fund experienced few performance detractors given the period’s “risk-on” rally and dampened volatility based on stabilizing global growth, easing trade tensions and declining Brexit risk. Given this market backdrop, the Fund’s overweight allocations to securitized sectors, including asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS), were somewhat of a drag on performance because these sectors underperformed relative to corporate credit. However, the Fund’s exposure to ABS and CMBS did not detract from absolute returns.

Interest rate positioning was the only detractor of note given the move lower in rates. (Bond prices move in the opposite direction of rates.) We had positioned the Fund with a moderately shorter duration relative to its benchmark during the reporting period, which lessened its interest rate sensitivity. Although we extended the duration modestly as the reporting period progressed, it still remained short versus the benchmark and was not enough to offset the full impact from falling rates.

During the reporting period, we also continued to utilize various derivative instruments. We utilized U.S. Treasury futures and Eurodollar futures as part of an overall portfolio construction strategy to manage portfolio duration and yield curve exposure and selected foreign bond futures to actively manage exposure to those markets. These positions had a positive impact on performance during the reporting period.

In addition, we entered into credit default swaps as a way to lower overall high yield exposure. The effect of these activities on performance was negligible during the reporting period.

Risk Considerations

and Dividend Information

Risk Considerations

Nuveen High Income Bond Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, derivatives risk, income risk, and other investment company risk. As interest rates rise, bond prices fall. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards.

Nuveen Strategic Income Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, derivatives risk, dollar roll transaction risk, and income risk. As interest rates rise, bond prices fall. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. The Fund gains additional exposure to currency rates, and therefore to the risk of currency fluctuation, through investment in foreign currency contracts. The risks of foreign investments are magnified in emerging markets. Asset-backed and mortgage-backed securities are subject to additional risks such as prepayment risk, liquidity risk, default risk and adverse economic developments.

Dividend Information

Each Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. Distributions to shareholders are determined on a tax basis, which may differ from amounts recorded in the accounting records. In instances where the monthly dividend exceeds the earned net investment income, the Fund would report a negative undistributed net ordinary income. Refer to Note 6 – Income Tax Information for additional information regarding the amounts of undistributed net ordinary income and undistributed net long-term capital gains and the character of the actual distributions paid by the Fund during the period.

All monthly dividends paid by each Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions is sourced or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders will be notified of those sources. For financial reporting purposes, the per share amounts of each Fund’s distributions for the reporting period are presented in this report’s Financial Highlights. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to Financial Statements of this report.

Fund Performance

and Expense Ratios

The Fund Performance and Expense Ratios for each Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Total returns for a period of less than one year are not annualized. Returns at net asset value (NAV) would be lower if the sales charge were included.

Total returns for a period of less than one year are not annualized (i.e. cumulative returns). Since inception returns are shown for share classes that have less than 10-years of performance. Returns assume reinvestment of dividends and capital gains. For performance current to the most recent month-end visit nuveen.com or call (800) 257-8787.

Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7 – Management Fees and Other Transactions with Affiliates for more information.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for Class A Shares at NAV only.

The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.

Fund Performance and Expense Ratios (continued)

Nuveen High Income Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance and Expense Ratios

	Inception Date	Cumulative	Average Annual Total Returns as of December 31, 2019*			Expense Ratios**
		6-Month	1-Year	5-Year	10-Year	Gross	Net
Class A Shares at NAV	8/30/01	5.05%	16.53%	4.99%	6.60%	1.04%	1.03%
Class A Shares at maximum Offering Price	—	0.08%	10.92%	3.97%	6.08%	—	—
Bloomberg Barclays High Yield 2% Issuer Capped Index	—	3.98%	14.32%	6.14%	7.55%	—	—
Lipper Global High Yield Funds Classification Average	—	3.60%	13.06%	4.76%	6.50%	—	—

Class C Shares	8/30/01	4.68%	15.70%	4.21%	5.85%	1.80%	1.78%
Class R3 Shares	9/24/01	4.86%	16.13%	4.69%	6.34%	1.29%	1.28%
Class I Shares	8/30/01	5.02%	16.76%	5.23%	6.89%	0.79%	0.78%
*

Class A Shares have a maximum 4.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1%, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

**

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through July 31, 2021 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities (including prime broker fees and charges on short sales), dividend expense on securities sold short and extraordinary expenses) do not exceed 0.75% of the average daily net assets of any class of Fund shares. The expense limitation may be terminated or modified prior to that date only with the approval of the Board of Directors of the Fund.

Fund Performance and Expense Ratios (continued)

Nuveen Strategic Income Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance and Expense Ratios

		Cumulative	Average Annual Total Returns as of December 31, 2019*			Expense Ratios**
	Inception Date	6-Month	1-Year	5-Year	10-Year	Gross	Net
Class A Shares at NAV	2/01/00	3.64%	12.88%	3.62%	5.10%	0.97%	0.85%
Class A Shares at maximum Offering Price	—	(0.76)%	8.08%	2.72%	4.65%	—	—
Bloomberg Barclays U.S. Aggregate Bond Index	—	2.45%	8.72%	3.05%	3.75%	—	—
Lipper Multi-Sector Income Funds Classification Average	—	2.62%	9.77%	3.91%	5.18%	—	—

Class C Shares	2/01/00	3.26%	12.09%	2.86%	4.31%	1.72%	1.60%
Class R3 Shares	9/24/01	3.52%	12.69%	3.37%	4.83%	1.21%	1.10%
Class I Shares	2/01/00	3.76%	13.14%	3.88%	5.35%	0.72%	0.60%

		Cumulative	Average Annual Total Returns as of December 31, 2019*		Expense Ratios**
	Inception Date	6-Month	1-Year	Since Inception	Gross	Net
Class R6 Shares	1/20/15	3.90%	13.39%	3.95%	0.63%	0.51%

*

Class A Shares have a maximum 4.25% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1%, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

**

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through July 31, 2021 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities (including prime broker fees and charges on short sales), dividend expense on securities sold short and extraordinary expenses) do not exceed 0.59% of the average daily net assets of any class of Fund shares. However, because Class R6 shares are not subject to sub-transfer agent and similar fees, total annual operating expenses for the Class R6 shares will be less than the expense limitation. The expense limitation may be terminated or modified prior to that date only with the approval of the Board of Directors of the Fund.

Yields    as of December 31, 2019

Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.

The SEC 30-Day Yield is a standardized measure of a fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Subsidized yields reflect fee waivers and/or expense reimbursements from the investment adviser during the period. If any such waivers and/or reimbursements had not been in place, yields would have been reduced. Unsubsidized yields do not reflect waivers and/or reimbursements from the investment adviser during the period. If the fund did not receive a fee waiver/expense reimbursement during the period under its most recent agreement, subsidized and unsubsidized yields will be equal. Refer to the Notes to Financial Statements, Note 7 – Management Fees and Other Transactions with Affiliates for further details on the investment adviser’s most recent agreement with the Fund to waive fees and/or reimburse expenses, where applicable. Dividend Yield may differ from the SEC 30-Day Yield because the fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

Nuveen High Income Bond Fund

	Share Class
	Class A1	Class C	Class R3	Class I
Dividend Yield	5.04%	4.59%	5.03%	5.52%
SEC 30-Day Yield-Subsidized	4.31%	3.78%	4.28%	4.78%
SEC 30-Day Yield-Unsubsidized	4.31%	3.78%	4.28%	4.78%

Nuveen Strategic Income Fund

	Share Class
	Class A1	Class C	Class R3	Class R6	Class I
Dividend Yield	3.50%	2.91%	3.43%	3.99%	3.89%
SEC 30-Day Yield-Subsidized	2.97%	2.38%	2.87%	3.46%	3.38%
SEC 30-Day Yield-Unsubsidized	2.82%	2.27%	2.81%	3.33%	3.25%

1

The SEC Yield for Class A Shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load, and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.

Holding Summaries    as of December 31, 2019

This data relates to the securities held in each Fund’s portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Nuveen High Income Bond Fund

Fund Allocation

(% of net assets)

Corporate Bonds	77.7%
Exchange-Traded Funds	5.1%
Contingent Capital Securities	1.5%
Variable Rate Senior Loan Interests	1.1%
$25 Par (or similar) Retail Preferred	0.8%
$1,000 Par (or similar) Institutional Preferred	0.5%
Sovereign Debt	0.4%
Common Stocks	0.0%
Investments Purchased with Collateral from Securities Lending	5.3%
Money Market Funds	11.7%
Other Assets Less Liabilities	(4.1)%
Net Assets	100%

Corporate Bonds: Industries

(% of total corporate bonds)

Oil, Gas & Consumable Fuels	13.5%

Media	9.9%

Chemicals	6.0%

Health Care Providers & Services	5.2%

Specialty Retail	5.0%

Energy Equipment & Services	4.0%

Commercial Services & Supplies	3.5%

Diversified Telecommunication Services	3.4%

Consumer Finance	3.3%

Machinery	3.2%

Insurance	3.0%

Auto Components	3.0%

Metals & Mining	2.9%

Pharmaceuticals	2.7%

Communications Equipment	2.5%

Aerospace & Defense	2.4%

Household Durables	2.4%

Capital Markets	2.1%

Diversified Financial Services	1.8%

Trading Companies & Distributors	1.8%

Other	18.4%
Total	100%

Portfolio Credit Quality

(% of total long-term fixed-income investments)

BBB	3.6%

BB or Lower	96.0%

N/R (not rated)	0.4%
Total	100%

Nuveen Strategic Income Fund

Fund Allocation

(% of net assets)

Corporate Bonds	37.2%
Asset-Backed and Mortgage-Backed Securities	33.7%
U.S. Government and Agency Obligations	7.3%
Variable Rate Senior Loan Interests	6.5%
$1,000 Par (or similar) Institutional Preferred	5.0%
Contingent Capital Securities	4.3%
Sovereign Debt	2.4%
Municipal Bonds	1.4%
$25 Par (or similar) Retail Preferred	0.6%
Investments Purchased with Collateral from Securities Lending	1.3%
Money Market Funds	1.1%
Other Assets Less Liabilities	(0.8)%
Net Assets	100%

Corporate Bonds: Industries

(% of total corporate bonds)

Banks	18.3%
Oil, Gas & Consumable Fuels	12.3%
Media	5.3%
Capital Markets	5.2%
Diversified Telecommunication Services	4.4%
Consumer Finance	4.1%
Insurance	3.4%
Chemicals	3.4%
Electric Utilities	3.1%
Specialty Retail	2.9%
Equity Real Estate Investment Trust	2.9%
Wireless Telecommunication Services	2.0%
Road & Rail	2.0%
Health Care Providers & Services	1.8%
Airlines	1.7%
Energy Equipment & Services	1.6%
Communications Equipment	1.6%
Air Freight & Logistics	1.5%
Automobiles	1.5%
Pharmaceuticals	1.5%
Other	19.5%
Total	100%

Portfolio Credit Quality

(% of total long-term fixed-income investments)

AAA	23.9%
AA	3.1%
A	16.4%
BBB	22.6%
BB or Lower	30.4%
N/R (not rated)	3.6%
Total	100%

Expense Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended December 31, 2019.

The beginning of the period for the funds is July 1, 2019.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen High Income Bond Fund

	Share Class
	A Shares	C Shares	R3 Shares	I Shares
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,050.54	$1,046.82	$1,048.63	$1,050.23
Expenses Incurred During the Period	$5.16	$9.01	$6.44	$3.87
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.10	$1,016.33	$1,018.84	$1,021.36
Expenses Incurred During the Period	$5.09	$8.88	$6.35	$3.82

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.00%, 1.75%, 1.25% and 0.75% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Nuveen Strategic Income Fund

	Share Class
	A Shares	C Shares	R3 Shares	R6 Shares	I Shares
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,036.45	$1,032.64	$1,035.17	$1,038.99	$1,037.60
Expenses Incurred During the Period	$4.29	$8.11	$5.57	$2.58	$3.01
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.92	$1,017.15	$1,019.67	$1,022.60	$1,022.18
Expenses Incurred During the Period	$4.26	$8.05	$5.52	$2.56	$2.99

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.84%, 1.59%, 1.09%, 0.50%, 0.59% for Classes A, C, R3, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Nuveen High Income Bond Fund Portfolio of Investments December 31, 2019
(Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	LONG-TERM INVESTMENTS – 87.1%

	CORPORATE BONDS – 77.7%

	Aerospace & Defense – 1.9%

$1,375	Bombardier Inc., 144A	7.875%	4/15/27	B	$1,414,531
1,000	TransDigm Inc.	7.500%	3/15/27	B–	1,093,800
2,725	TransDigm Inc., 144A	5.500%	11/15/27	B–	2,755,602
5,100	Total Aerospace & Defense				5,263,933

	Auto Components – 2.3%

1,000	Adient Global Holdings Ltd, 144A	4.875%	8/15/26	B	892,500
175	Dana Inc.	5.375%	11/15/27	BB+	180,250
1,125	Icahn Enterprises LP / Icahn Enterprises Finance Corp	6.250%	5/15/26	BB+	1,198,125
1,475	IHO Verwaltungs GmbH, 144A, (cash 4.750%, PIK 5.500%)	4.750%	9/15/26	BB+	1,504,500
1,000	IHO Verwaltungs GmbH, 144A, (cash 6.375%, PIK 7.125%)	6.375%	5/15/29	BB+	1,075,000
1,500	Panther BF Aggregator 2 LP / Panther Finance Co Inc., 144A	8.500%	5/15/27	B	1,593,750
6,275	Total Auto Components				6,444,125

	Automobiles – 0.7%

1,900	Ford Motor Credit Co LLC	4.063%	11/01/24	BBB	1,937,749

	Banks – 0.6%

1,500	Quicken Loans Inc., 144A	5.250%	1/15/28	Ba1	1,552,500

	Building Products – 0.9%

2,000	James Hardie International Finance DAC, 144A	5.000%	1/15/28	BBB–	2,100,000
425	Masonite International Corp, 144A	5.375%	2/01/28	BB+	448,906
2,425	Total Building Products				2,548,906

	Capital Markets – 1.6%

1,000	Donnelley Financial Solutions Inc.	8.250%	10/15/24	B	1,022,500
550	Eagle Holding Co II LLC, 144A, (cash 7.750%, PIK 7.750%)	7.750%	5/15/22	CCC+	558,459
1,000	Icahn Enterprises LP / Icahn Enterprises Finance Corp, 144A	4.750%	9/15/24	BB+	1,027,500
1,250	Jefferies Finance LLC / JFIN Co-Issuer Corp, 144A	7.250%	8/15/24	BB–	1,287,500
525	LPL Holdings Inc., 144A	4.625%	11/15/27	BB	535,500
4,325	Total Capital Markets				4,431,459

	Chemicals – 4.7%

2,000	Calumet Specialty Products Partners LP / Calumet Finance Corp, 144A, (3)	11.000%	4/15/25	B–	2,175,000
1,500	CF Industries Inc.	5.375%	3/15/44	BB+	1,635,000
1,000	Chemours Co, (3)	7.000%	5/15/25	Ba3	1,007,500
1,000	Chemours Co	5.375%	5/15/27	Ba3	885,000
1,500	NOVA Chemicals Corp, 144A	4.875%	6/01/24	BB+	1,548,750
1,250	OCI NV, 144A	6.625%	4/15/23	BB	1,303,125
525	OCI NV, 144A	5.250%	11/01/24	BB	544,687
1,000	Olin Corp	5.125%	9/15/27	BB+	1,042,500
1,000	Trinseo Materials Operating SCA / Trinseo Materials Finance Inc.	5.375%	9/01/25	B+	1,000,000
1,500	Tronox Finance PLC, 144A	5.750%	10/01/25	B	1,528,080
325	Univar Solutions USA Inc., 144A	5.125%	12/01/27	BB	339,229
12,600	Total Chemicals				13,008,871

	Commercial Services & Supplies – 2.7%

1,000	ADT Security Corp, 144A	4.875%	7/15/32	BB–	917,500
550	Allied Universal Holdco LLC / Allied Universal Finance Corp, 144A	6.625%	7/15/26	BB–	591,085
1,075	Allied Universal Holdco LLC / Allied Universal Finance Corp, 144A	9.750%	7/15/27	CCC+	1,148,390
225	GFL Environmental Inc., 144A	7.000%	6/01/26	CCC+	237,690
175	GFL Environmental Inc., 144A	5.125%	12/15/26	B+	183,992
525	GFL Environmental Inc., 144A	8.500%	5/01/27	CCC+	577,500

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Commercial Services & Supplies (continued)

$525	KAR Auction Services Inc., 144A	5.125%	6/01/25	B+	$546,000
775	Prime Security Services Borrower LLC / Prime Finance Inc., 144A	5.250%	4/15/24	BB–	819,950
1,750	Prime Security Services Borrower LLC / Prime Finance Inc., 144A	5.750%	4/15/26	BB–	1,902,040
600	Stericycle Inc., 144A	5.375%	7/15/24	BB+	630,000
7,200	Total Commercial Services & Supplies				7,554,147

	Communications Equipment – 2.0%
500	CommScope Inc., 144A	5.500%	6/15/24	B–	506,260
2,225	CommScope Inc., 144A	8.250%	3/01/27	B–	2,341,812
1,500	CommScope Technologies LLC, 144A	6.000%	6/15/25	B–	1,501,695
750	CommScope Technologies LLC, 144A, (3)	5.000%	3/15/27	B–	705,000
425	ViaSat Inc., 144A	5.625%	4/15/27	BB+	454,750
5,400	Total Communications Equipment				5,509,517

	Construction & Engineering – 0.3%

700	AECOM	5.125%	3/15/27	BB–	752,500

	Construction Materials – 1.1%

3,000	Gates Global LLC / Gates Global Co, 144A	6.250%	1/15/26	B	3,051,630

	Consumer Finance – 2.5%

1,000	Curo Group Holdings Corp, 144A	8.250%	9/01/25	B–	879,980
1,000	Enova International Inc., 144A	8.500%	9/15/25	B2	945,000
1,500	Refinitiv US Holdings Inc., 144A	6.250%	5/15/26	BB+	1,636,875
1,500	Refinitiv US Holdings Inc., 144A	8.250%	11/15/26	B+	1,689,375
1,325	Springleaf Finance Corp	6.125%	3/15/24	BB–	1,450,875
425	Springleaf Finance Corp	5.375%	11/15/29	BB–	443,615
6,750	Total Consumer Finance				7,045,720

	Containers & Packaging – 0.1%

125	Berry Global Inc., 144A	5.625%	7/15/27	BB	134,063

	Diversified Consumer Services – 0.4%

1,000	frontdoor Inc., 144A	6.750%	8/15/26	B2	1,090,000

	Diversified Financial Services – 1.4%

1,000	Icahn Enterprises LP / Icahn Enterprises Finance Corp	6.375%	12/15/25	BB+	1,048,750
450	Jefferies Finance LLC / JFIN Co-Issuer Corp, 144A	6.250%	6/03/26	Ba2	471,375
1,400	Lions Gate Capital Holdings LLC, 144A	6.375%	2/01/24	B2	1,463,028
1,000	PetSmart Inc., 144A	7.125%	3/15/23	CCC+	980,000
3,850	Total Diversified Financial Services				3,963,153

	Diversified Telecommunication Services – 2.6%

1,000	Altice France SA/France, 144A	8.125%	2/01/27	B	1,126,250
1,000	Embarq Corp	7.995%	6/01/36	BB	1,057,500
2,900	Sprint Capital Corp	6.875%	11/15/28	B+	3,124,750
250	Sprint Capital Corp	8.750%	3/15/32	B+	303,438
1,600	Telenet Finance Luxembourg Notes Sarl, 144A	5.500%	3/01/28	BB+	1,707,659
6,750	Total Diversified Telecommunication Services				7,319,597

	Electric Utilities – 1.2%

2,350	Talen Energy Supply LLC	6.500%	6/01/25	B3	2,005,560
1,325	Vistra Operations Co LLC, 144A	5.625%	2/15/27	BB	1,396,219
3,675	Total Electric Utilities				3,401,779

	Electrical Equipment – 0.3%

875	NextEra Energy Operating Partners LP, 144A	4.250%	7/15/24	Ba1	911,094

	Electronic Equipment, Instruments & Components – 0.1%

375	MTS Systems Corp, 144A	5.750%	8/15/27	B+	391,875

Nuveen High Income Bond Fund (continued)

Portfolio of Investments December 31, 2019
(Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Energy Equipment & Services – 3.1%

$625	Archrock Partners LP / Archrock Partners Finance Corp	6.000%	10/01/22	B+	$629,687
1,850	Archrock Partners LP / Archrock Partners Finance Corp, 144A	6.875%	4/01/27	B+	1,956,375
800	Archrock Partners LP / Archrock Partners Finance Corp, 144A	6.250%	4/01/28	B+	824,000
1,425	Ensign Drilling Inc., 144A	9.250%	4/15/24	BB–	1,344,844
2,704	Metro Exploration Holding Corp	0.000%	2/15/27	N/R	270
447	Metro Exploration Holding Corp, (4)	0.000%	2/15/27	N/R	—
1,000	Nabors Industries Inc.	5.500%	1/15/23	BB–	960,000
38	Sanjel Corporation, 144A, (4), (5)	7.500%	6/19/19	N/R	—
1,500	Transocean Inc., 144A	7.250%	11/01/25	B–	1,470,000
890	Transocean Pontus Ltd, 144A	6.125%	8/01/25	B1	912,250
750	Valaris plc	7.750%	2/01/26	B–	423,713
12,029	Total Energy Equipment & Services				8,521,139

	Entertainment – 1.0%

500	AMC Entertainment Holdings Inc., (3)	5.750%	6/15/25	B3	462,500
1,250	AMC Entertainment Holdings Inc.	5.875%	11/15/26	B3	1,126,562
1,000	AMC Entertainment Holdings Inc., (3)	6.125%	5/15/27	B3	912,500
375	Live Nation Entertainment Inc., 144A	4.750%	10/15/27	Ba3	388,125
3,125	Total Entertainment				2,889,687

	Equity Real Estate Investment Trust – 1.2%

1,750	Iron Mountain Inc., 144A	4.875%	9/15/27	BB–	1,806,875
1,200	iStar Inc.	4.750%	10/01/24	BB	1,243,500
300	VICI Properties LP / VICI Note Co Inc., 144A	4.250%	12/01/26	BB	309,000
3,250	Total Equity Real Estate Investment Trust				3,359,375

	Food & Staples Retailing – 0.1%

225	Albertsons Cos Inc. / Safeway Inc. / New Albertsons LP / Albertsons LLC	5.875%	2/15/28	BB–	239,063

	Food Products – 0.7%

1,750	Post Holdings Inc., 144A	5.625%	1/15/28	B+	1,885,625

	Gas Utilities – 0.8%

1,000	AmeriGas Partners LP / AmeriGas Finance Corp	5.625%	5/20/24	BB	1,080,000
1,000	AmeriGas Partners LP / AmeriGas Finance Corp	5.750%	5/20/27	BB	1,097,500
2,000	Total Gas Utilities				2,177,500

	Health Care Providers & Services – 4.0%

400	Centene Corp, 144A	4.625%	12/15/29	BBB–	421,540
1,500	CHS/Community Health Systems Inc., 144A	8.000%	3/15/26	B	1,545,000
1,000	DaVita Inc.	5.000%	5/01/25	Ba3	1,028,750
425	Encompass Health Corp	4.500%	2/01/28	B+	440,406
225	MEDNAX Inc., 144A	6.250%	1/15/27	BB	230,625
625	RegionalCare Hospital Partners Holdings Inc., 144A	8.250%	5/01/23	B+	660,938
2,150	RegionalCare Hospital Partners Holdings Inc. / LifePoint Health Inc., 144A	9.750%	12/01/26	CCC+	2,429,500
1,750	Tenet Healthcare Corp	6.750%	6/15/23	B–	1,922,742
1,000	Tenet Healthcare Corp	7.000%	8/01/25	CCC+	1,056,250
1,350	Tenet Healthcare Corp, 144A	6.250%	2/01/27	Ba3	1,452,938
10,425	Total Health Care Providers & Services				11,188,689

	Health Care Technology – 0.2%

1,000	Exela Intermediate LLC / Exela Finance Inc., 144A	10.000%	7/15/23	CCC-	400,000

	Hotels, Restaurants & Leisure – 0.8%

1,000	Golden Nugget Inc., 144A	8.750%	10/01/25	CCC+	1,069,375
500	MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer Inc.	4.500%	1/15/28	BB+	522,500
275	Scientific Games International Inc., 144A	7.000%	5/15/28	B–	294,250
250	Scientific Games International Inc., 144A	7.250%	11/15/29	B–	271,875
2,025	Total Hotels, Restaurants & Leisure				2,158,000

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Household Durables – 1.9%

$790	Beazer Homes USA Inc., (3)	5.875%	10/15/27	B–	$797,900
1,850	KB Home	6.875%	6/15/27	BB–	2,141,375
1,500	Lennar Corp	4.750%	11/29/27	Baa2	1,616,250
675	Mattamy Group Corp., 144A	5.250%	12/15/27	BB	702,000
4,815	Total Household Durables				5,257,525

	Independent Power & Renewable Electricity Producers – 0.9%

1,500	Calpine Corp, 144A	5.250%	6/01/26	BB+	1,561,875
750	TerraForm Power Operating LLC, 144A	5.000%	1/31/28	BB	792,982
2,250	Total Independent Power & Renewable Electricity Producers				2,354,857

	Industrial Conglomerates – 0.4%

1,000	United Rentals North America Inc.	6.500%	12/15/26	BB–	1,099,063

	Insurance – 2.3%

875	Acrisure LLC / Acrisure Finance Inc., 144A	8.125%	2/15/24	B	951,562
825	Acrisure LLC / Acrisure Finance Inc., 144A	10.125%	8/01/26	CCC+	888,938
2,000	Genworth Holdings Inc.	4.800%	2/15/24	B	1,954,620
1,500	HUB International Ltd, 144A	7.000%	5/01/26	CCC+	1,586,250
1,000	Nationstar Mortgage Holdings Inc., 144A	9.125%	7/15/26	B	1,107,500
6,200	Total Insurance				6,488,870

	Internet Software & Services – 0.2%

425	Camelot Finance SA, 144A	4.500%	11/01/26	B	436,688

	Leisure Products – 0.8%

2,000	Mattel Inc., 144A	6.750%	12/31/25	BB–	2,149,600

	Machinery – 2.5%

1,000	Cloud Crane LLC, 144A	10.125%	8/01/24	B	1,050,000
1,000	Dana Financing Luxembourg Sarl, 144A	6.500%	6/01/26	BB+	1,068,750
2,065	Titan Acquisition Ltd / Titan Co-Borrower LLC, 144A	7.750%	4/15/26	CCC+	2,044,350
2,525	USA Compression Partners LP / USA Compression Finance Corp	6.875%	9/01/27	BB–	2,630,040
6,590	Total Machinery				6,793,140

	Media – 7.7%

1,000	Altice France SA/France, 144A	7.375%	5/01/26	B	1,073,640
975	Altice Luxembourg SA, 144A	10.500%	5/15/27	B–	1,111,549
1,500	CSC Holdings LLC, 144A	7.500%	4/01/28	B	1,695,000
1,450	CSC Holdings LLC, 144A	6.500%	2/01/29	BB	1,616,750
1,775	Diamond Sports Group LLC / Diamond Sports Finance Co, (3)	6.625%	8/15/27	B	1,726,187
2,200	DISH DBS Corp	7.750%	7/01/26	B1	2,330,658
2,000	Entercom Media Corp, 144A, (3)	7.250%	11/01/24	B–	2,105,000
100	Entercom Media Corp, 144A	6.500%	5/01/27	B	107,000
1,000	Gray Television Inc., 144A	5.125%	10/15/24	BB–	1,037,500
1,000	Gray Television Inc., 144A	5.875%	7/15/26	BB–	1,063,750
1,500	Meredith Corp	6.875%	2/01/26	B+	1,559,550
250	Scripps Escrow Inc., 144A	5.875%	7/15/27	B	261,875
1,080	Sirius XM Radio Inc., 144A	5.375%	7/15/26	BB	1,147,162
3,360	Terrier Media Buyer Inc., 144A	8.875%	12/15/27	CCC+	3,553,200
925	Virgin Media Secured Finance PLC, 144A	5.500%	5/15/29	BB+	979,344
20,115	Total Media				21,368,165

	Metals & Mining – 2.2%

1,000	Alcoa Nederland Holding BV, 144A	6.125%	5/15/28	BB+	1,082,500
2,600	First Quantum Minerals Ltd, 144A	7.500%	4/01/25	B	2,658,500
500	First Quantum Minerals Ltd, 144A	6.875%	3/01/26	B	506,250
400	Freeport-McMoRan Inc.	5.250%	9/01/29	Ba1	428,520
1,500	Tronox Inc., 144A	6.500%	4/15/26	B	1,545,300
6,000	Total Metals & Mining				6,221,070

Nuveen High Income Bond Fund (continued)

Portfolio of Investments December 31, 2019
(Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Oil, Gas & Consumable Fuels – 10.5%

$1,150	Antero Midstream Partners LP / Antero Midstream Finance Corp, 144A	5.750%	3/01/27	BB+	$1,011,281
950	Antero Midstream Partners LP / Antero Midstream Finance Corp, 144A	5.750%	1/15/28	BB+	826,500
1,350	California Resources Corp, 144A, (3)	8.000%	12/15/22	B–	580,500
1,000	Calumet Specialty Products Partners LP / Calumet Finance Corp, (3)	7.625%	1/15/22	B–	1,000,000
450	Calumet Specialty Products Partners LP / Calumet Finance Corp, (3)	7.750%	4/15/23	B–	448,875
1,000	Cheniere Energy Partners LP	5.625%	10/01/26	BB	1,057,500
1,200	Cheniere Energy Partners LP, 144A	4.500%	10/01/29	BB	1,233,120
1,900	Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp, 144A	5.625%	5/01/27	BB–	1,926,125
1,000	Denbury Resources Inc., 144A	7.750%	2/15/24	B	885,000
475	EnLink Midstream LLC	5.375%	6/01/29	BBB–	446,500
1,000	EnLink Midstream Partners LP	4.400%	4/01/24	BBB–	970,100
575	Enviva Partners LP / Enviva Partners Finance Corp, 144A	6.500%	1/15/26	BB–	615,612
1,000	Genesis Energy LP / Genesis Energy Finance Corp	6.750%	8/01/22	B+	1,010,000
900	Genesis Energy LP / Genesis Energy Finance Corp	6.500%	10/01/25	B+	870,750
200	Global Partners LP / GLP Finance Corp, 144A	7.000%	8/01/27	B+	212,500
1,250	Hess Midstream Operations LP, 144A	5.625%	2/15/26	BB+	1,301,106
750	Hilcorp Energy I LP / Hilcorp Finance Co, 144A	6.250%	11/01/28	BB+	712,500
500	Moss Creek Resources Holdings Inc., 144A	10.500%	5/15/27	B+	417,500
1,600	Murphy Oil Corp	5.875%	12/01/27	BB+	1,680,000
325	NuStar Logistics LP	6.000%	6/01/26	Ba2	343,688
1,000	Oasis Petroleum Inc., (3)	6.875%	1/15/23	B+	977,500
1,000	Parkland Fuel Corp, 144A	5.875%	7/15/27	BB	1,070,000
1,000	Peabody Energy Corp, 144A	6.375%	3/31/25	BB–	920,000
1,000	Range Resources Corp	5.750%	6/01/21	BB	997,500
1,600	SM Energy Co	6.125%	11/15/22	BB–	1,616,000
1,000	SM Energy Co, (3)	5.625%	6/01/25	BB–	949,170
1,300	Southwestern Energy Co	7.500%	4/01/26	BB	1,202,500
525	Sunoco LP / Sunoco Finance Corp	4.875%	1/15/23	BB	536,823
1,500	Targa Resources Partners LP / Targa Resources Partners Finance Corp	5.875%	4/15/26	BB	1,593,750
425	Targa Resources Partners LP / Targa Resources Partners Finance Corp, 144A	6.500%	7/15/27	BB	465,375
1,000	Whiting Petroleum Corp	6.625%	1/15/26	BB–	681,480
425	WPX Energy Inc.	5.250%	10/15/27	BB	448,375
30,350	Total Oil, Gas & Consumable Fuels				29,007,630

	Personal Products – 0.2%

550	First Quality Finance Co Inc., 144A	5.000%	7/01/25	B+	572,231

	Pharmaceuticals – 2.1%

200	Bausch Health Americas Inc., 144A	8.500%	1/31/27	B	227,760
575	Bausch Health Cos Inc., 144A	5.875%	5/15/23	B	580,031
200	Bausch Health Cos Inc., 144A	5.750%	8/15/27	BB	217,000
450	Bausch Health Cos Inc., 144A	7.000%	1/15/28	B	495,000
350	Bausch Health Cos Inc., 144A	5.000%	1/30/28	B	359,237
450	Bausch Health Cos Inc., 144A	5.250%	1/30/30	B	466,650
2,575	Horizon Pharma USA Inc., 144A	5.500%	8/01/27	BB–	2,781,268
750	Par Pharmaceutical Inc., 144A	7.500%	4/01/27	B+	746,250
5,550	Total Pharmaceuticals				5,873,196

	Professional Services – 0.2%

650	ASGN Inc., 144A	4.625%	5/15/28	BB–	668,122

	Software – 0.3%

850	SS&C Technologies Inc., 144A	5.500%	9/30/27	B+	907,375

	Specialty Retail – 3.9%

1,000	L Brands Inc.	6.875%	11/01/35	Ba2	895,000
800	Lithia Motors Inc., 144A	4.625%	12/15/27	BB	822,288
2,000	PetSmart Inc., 144A	5.875%	6/01/25	B	2,037,500
2,000	PetSmart Inc.,144A, (3)	8.875%	6/01/25	CCC+	1,975,000
1,000	Staples Inc., 144A	7.500%	4/15/26	B+	1,037,500
3,975	Staples Inc., 144A	10.750%	4/15/27	B–	4,034,625
10,775	Total Specialty Retail				10,801,913

Principal Amount (000)	Description (1)			Coupon	Maturity	Ratings (2)	Value

	Trading Companies & Distributors – 1.4%

$1,500	Beacon Roofing Supply Inc., 144A			4.875%	11/01/25	B–	$1,507,500
225	Beacon Roofing Supply Inc., 144A			4.500%	11/15/26	BB	231,750
2,000	H&E Equipment Services Inc.			5.625%	9/01/25	BB–	2,095,000
3,725	Total Trading Companies & Distributors						3,834,250

	Wireless Telecommunication Services – 0.9%

1,400	Level 3 Financing Inc.			5.250%	3/15/26	BB	1,456,000
1,000	Telecom Italia SpA/Milano, 144A			5.303%	5/30/24	BB+	1,075,000
2,400	Total Wireless Telecommunication Services						2,531,000
$213,899	Total Corporate Bonds (cost $208,600,145)						215,496,391

Shares	Description (1), (7)						Value

	EXCHANGE-TRADED FUNDS – 5.1%

45,000	iShares iBoxx High Yield Corporate Bond ETF						$3,957,300
185,000	SPDR Bloomberg Barclays Short Term High Yield Bond ETF						4,983,900
46,400	SPDR Bloomberg Barclays High Yield Bond ETF						5,082,656
	Total Exchange-Traded Funds (cost $14,002,880)						14,023,856

Principal Amount (000)	Description (1)			Coupon	Maturity	Ratings (2)	Value

	CONTINGENT CAPITAL SECURITIES – 1.5% (8)

	Banks – 0.9%

$1,000	Royal Bank of Scotland Group PLC			7.500%	N/A (9)	BB+	$1,021,880
1,385	Societe Generale SA, 144A			6.750%	N/A (9)	BB+	1,528,694
2,385	Total Banks						2,550,574

	Capital Markets – 0.6%

1,500	Credit Suisse Group AG, 144A			7.500%	N/A (9)	BB	1,641,525
$3,885	Total Contingent Capital Securities (cost $3,747,754)						4,192,099

Principal Amount (000)	Description (1)	Coupon (10)	Reference Rate (10)	Spread (10)	Maturity (11)	Ratings (2)	Value

	VARIABLE RATE SENIOR LOAN INTERESTS – 1.1%

	Commercial Services & Supplies – 0.8%

$2,000	Dun & Bradstreet Corp., Initial Term Loan	6.792%	1-Month LIBOR	5.000%	2/08/26	BB	$2,020,000

	Oil, Gas & Consumable Fuels – 0.2%

600	Buckeye Partners, LP Term Loan B	4.441%	1-Month LIBOR	2.750%	11/01/26	BBB–	606,168

	Professional Services – 0.1%

300	Da Vinci Purchaser Corp, Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	B	300,750
$2,900	Total Variable Rate Senior Loan Interests (cost $2,857,315)						2,926,918

Shares	Description (1)			Coupon		Ratings (2)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 0.8%

	Food Products – 0.3%

34,685	CHS Inc.			6.750%		N/R	$926,089

	Oil, Gas & Consumable Fuels – 0.5%

60,000	NuStar Energy LP			8.500%		B1	1,444,200
	Total $25 Par (or similar) Retail Preferred (cost $2,105,041)						2,370,289

Nuveen High Income Bond Fund (continued)

Portfolio of Investments December 31, 2019
(Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 0.5%

	Commercial Services & Supplies – 0.5%

$1,250	AerCap Global Aviation Trust, 144A	6.500%	6/15/45	BB+	$1,378,125
$1,250	Total $1,000 Par (or similar) Institutional Preferred (cost $1,267,147)				1,378,125

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	SOVEREIGN DEBT – 0.4%

	Nigeria – 0.4%

$1,000	Nigeria Government International Bond, 144A	7.625%	11/21/25	B+	$1,103,200
$1,000	Total Sovereign Debt (cost $1,000,000)				1,103,200

Shares	Description (1)				Value

	COMMON STOCKS – 0.0%

	Energy Equipment & Services – 0.0%

6	Golden Close Maritime Corp Ltd, (4)				$—

	Metals & Mining – 0.0%

499,059	Northland Resources SE, (4), (12)				50

	Road & Rail – 0.0%

8,907	Jack Cooper Enterprises Inc., (4), (12)				89
	Total Common Stocks (cost $218,592)				139
	Total Long-Term Investments (cost $233,798,874)				241,491,017

Shares	Description (1)	Coupon			Value

	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDINGS – 5.3%

	Money Market Funds – 5.3%

14,714,943	First American Government Obligation Fund Class X, (6)	1.513% (13)			$14,714,943
	Total Investments Purchased with Collateral from Securities Lending (cost $14,714,943)				14,714,943

Shares	Description (1)	Coupon			Value

	SHORT-TERM INVESTMENTS – 11.7%

	MONEY MARKET FUNDS – 11.7%

32,477,526	First American Treasury Obligation Fund, Class Z	1.488% (13)			$32,477,526
	Total Short-Term Investments (cost $32,477,526)				32,477,526
	Total Investments (cost $280,991,343) – 104.1%				288,683,486
	Other Assets Less Liabilities – (4.1)% (14)				(11,449,592)
	Net Assets – 100%				$277,233,894

Investments in Derivatives

Credit Default Swaps – OTC Cleared

Referenced Entity	Buy/Sell Protection (15)	Notional Amount	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Maturity Date	Premiums Paid (Received)	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ Payable
CDX.NA.HY.32	Sell	$19,600,000	5.00%	Quarterly	6/20/24	$1,292,111	$1,930,551	$638,440	$(9,954)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)

For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $14,179,683.

(4)

Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 3 – Investment Valuation and Fair Value Measurements for more information.

(5)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.

(6)

The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 4 – Portfolio Securities and Investments in Derivatives, Securities Lending for more information.

(7)	A copy of the most recent financial statements for these investment companies can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

(8)

Contingent Capital Securities (“CoCos”) are hybrid securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. For example, the terms may specify an automatic write-down of principal or a mandatory conversion into the issuer’s common stock under certain adverse circumstances, such as the issuer’s capital ratio falling below a specified level.

(9)	Perpetual security. Maturity date is not applicable.

(10)

Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate (Reference Rate) plus an assigned fixed rate (Spread). These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan. The rate shown is the coupon as of the end of the reporting period.

(11)

Senior Loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

(12)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(13)	The rate shown is the annualized seven-day subsidized yield as of the end of the reporting period.

(14)

Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(15)

The Fund entered into the credit default swaps to gain investment exposure to the referenced entity. Selling protection has a similar credit risk position to owning the referenced entity. Buying protection has a similar credit risk position to selling the referenced entity short.

144A

Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

ETF	Exchange-Traded Fund

LIBOR	London Inter-Banking Offered Rate

PIK

Payment-in-kind (“PIK”) security. Depending on the terms of the security, income may be received in the form of cash, securities, or a combination of both. The PIK rate shown, where applicable, represents the annualized rate of the last PIK payment made by the issuer as of the end of the reporting period.

SPDR	Standard & Poor’s Depositary Receipt

TBD

Senior loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final coupon rate and maturity date.

WI/DD	Purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

Nuveen Strategic Income Fund Portfolio of Investments December 31, 2019
(Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	LONG-TERM INVESTMENTS – 98.4%

	CORPORATE BONDS – 37.2%

	Aerospace & Defense – 0.3%

$930	Bombardier Inc, 144A	7.500%	3/15/25	B	$959,053
400	Bombardier Inc, 144A	7.875%	4/15/27	B	411,500
900	TransDigm Inc., 144A	5.500%	11/15/27	B–	910,108
2,230	Total Aerospace & Defense				2,280,661

	Air Freight & Logistics – 0.6%

2,280	FedEx Corp	3.300%	3/15/27	BBB	2,354,853
1,500	XPO Logistics Inc	6.500%	6/15/22	BB–	1,528,500
3,780	Total Air Freight & Logistics				3,883,353

	Airlines – 0.6%

770	American Airlines 2013-2 Class B Pass Through Trust, 144A	5.600%	7/15/20	BBB–	782,443
857	American Airlines 2016-1 Class AA Pass Through Trust	3.575%	1/15/28	AA+	899,119
2,000	American Airlines Group Inc, 144A	4.625%	3/01/20	BB–	2,003,140
600	Latam Finance Ltd, 144A	7.000%	3/01/26	BB–	649,506
4,227	Total Airlines				4,334,208

	Auto Components – 0.3%

600	Adient Global Holdings Ltd, 144A	4.875%	8/15/26	B	535,500
175	Dana Inc	5.375%	11/15/27	BB+	180,250
500	Icahn Enterprises LP / Icahn Enterprises Finance Corp, 144A	5.250%	5/15/27	BB+	511,315
1,000	Panther BF Aggregator 2 LP / Panther Finance Co Inc, 144A	8.500%	5/15/27	B	1,062,500
2,275	Total Auto Components				2,289,565

	Automobiles – 0.5%

1,425	Ford Motor Credit Co LLC	5.584%	3/18/24	BBB	1,541,434
2,065	General Motors Co	4.000%	4/01/25	BBB	2,175,457
3,490	Total Automobiles				3,716,891

	Banks – 6.8%

2,435	Banco Santander SA	3.800%	2/23/28	A	2,560,411
1,060	Bank of America Corp	3.559%	4/23/27	A+	1,119,515
1,105	Bank of America Corp	3.248%	10/21/27	A+	1,150,665
3,662	Bank of America Corp	3.419%	12/20/28	A+	3,840,310
850	Banque Ouest Africaine de Developpement, 144A	5.000%	7/27/27	Baa1	900,915
2,865	Barclays PLC	3.650%	3/16/25	A	2,982,106
2,010	BNP Paribas SA, 144A	4.375%	5/12/26	A	2,156,232
2,995	Citigroup Inc	4.300%	11/20/26	A–	3,257,578
1,895	Citigroup Inc	4.450%	9/29/27	A–	2,085,397
3,075	Citigroup Inc	3.980%	3/20/30	A	3,361,496
3,360	Goldman Sachs Group Inc	4.000%	3/03/24	A	3,577,836
2,375	HSBC Holdings PLC	4.375%	11/23/26	A	2,570,659
2,100	ING Groep NV	3.950%	3/29/27	A+	2,258,751
1,100	JPMorgan Chase & Co	3.875%	9/10/24	A+	1,176,756
4,410	JPMorgan Chase & Co	3.702%	5/06/30	AA–	4,744,491
1,885	PNC Financial Services Group Inc	3.150%	5/19/27	A+	1,974,949
2,000	Quicken Loans Inc, 144A	5.250%	1/15/28	Ba1	2,070,000
2,810	Wells Fargo & Co	2.879%	10/30/30	A+	2,825,242
1,500	Zions Bancorp NA	3.250%	10/29/29	BBB	1,470,836
43,492	Total Banks				46,084,145

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Building Products – 0.1%

$930	American Woodmark Corp, 144A	4.875%	3/15/26	BB	$953,250

	Capital Markets – 1.9%

1,125	Donnelley Financial Solutions Inc	8.250%	10/15/24	B	1,150,313
1,375	Goldman Sachs Group Inc	5.250%	7/27/21	A	1,442,699
900	Goldman Sachs Group Inc	5.750%	1/24/22	A	965,783
2,295	Goldman Sachs Group Inc	4.250%	10/21/25	A–	2,490,078
1,930	Morgan Stanley	4.000%	7/23/25	A	2,086,854
4,635	Morgan Stanley	3.950%	4/23/27	A–	4,967,470
12,260	Total Capital Markets				13,103,197

	Chemicals – 1.3%

3,000	Agrium Inc	3.375%	3/15/25	BBB	3,061,978
995	Chemours Co	5.375%	5/15/27	Ba3	880,575
1,465	DuPont de Nemours Inc	4.493%	11/15/25	A–	1,611,838
1,500	NOVA Chemicals Corp, 144A	5.250%	8/01/23	BB+	1,531,935
1,350	NOVA Chemicals Corp, 144A	5.000%	5/01/25	BB+	1,377,000
8,310	Total Chemicals				8,463,326

	Commercial Services & Supplies – 0.3%

1,575	ADT Security Corp, 144A	4.875%	7/15/32	BB–	1,445,062
225	GFL Environmental Inc., 144A	7.000%	6/01/26	CCC+	237,690
100	GFL Environmental Inc., 144A	5.125%	12/15/26	B+	105,138
275	GFL Environmental Inc, 144A	8.500%	5/01/27	CCC+	302,500
2,175	Total Commercial Services & Supplies				2,090,390

	Communications Equipment – 0.6%

1,950	CommScope Inc, 144A	8.250%	3/01/27	B–	2,052,375
1,750	IHS Netherlands Holdco BV, 144A	8.000%	9/18/27	B+	1,859,375
3,700	Total Communications Equipment				3,911,750

	Construction Materials – 0.4%

825	Cemex SAB de CV, 144A	5.450%	11/19/29	BB	862,125
1,500	Gates Global LLC / Gates Global Co, 144A	6.250%	1/15/26	B	1,525,815
2,325	Total Construction Materials				2,387,940

	Consumer Finance – 1.5%

1,780	Capital One Financial Corp	3.750%	3/09/27	A–	1,896,629
1,000	Curo Group Holdings Corp, 144A	8.250%	9/01/25	B–	879,980
3,310	Discover Bank	4.250%	3/13/26	BBB+	3,571,844
745	Navient Corp, (3)	6.750%	6/15/26	BB	818,830
1,500	Refinitiv US Holdings Inc, 144A	8.250%	11/15/26	B+	1,689,375
425	Springleaf Finance Corp	5.375%	11/15/29	BB–	443,615
1,000	TMX Finance LLC / TitleMax Finance Corp, 144A, (3)	11.125%	4/01/23	B–	905,000
9,760	Total Consumer Finance				10,205,273

	Diversified Consumer Services – 0.2%

1,500	frontdoor Inc, 144A	6.750%	8/15/26	B2	1,635,000

	Diversified Financial Services – 0.1%

500	Sierra Ltd, 144A, (3-Month U.S. Treasury Bill reference rate + 3.250% spread), (WI/DD) (4)	4.794%	12/28/22	N/R	500,000

	Diversified Telecommunication Services – 1.6%

3,215	AT&T Inc	3.400%	5/15/25	A–	3,367,479
1,805	AT&T Inc	3.875%	1/15/26	A–	1,931,629
500	Sprint Capital Corp	6.875%	11/15/28	B+	538,750
2,650	Telefonica Emisiones SA	4.103%	3/08/27	BBB	2,865,492
2,200	Telenet Finance Luxembourg Notes Sarl, 144A	5.500%	3/01/28	BB+	2,348,031
10,370	Total Diversified Telecommunication Services				11,051,381

Nuveen Strategic Income Fund (continued)

Portfolio of Investments December 31, 2019
(Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Electric Utilities – 1.1%

$1,375	Adani Green Energy UP Ltd / Prayatna Developers Pvt Ltd / Parampujya Solar Energ, 144A	6.250%	12/10/24	BB+	$1,477,713
1,262	Berkshire Hathaway Energy Co	6.125%	4/01/36	A–	1,736,919
600	Empresas Publicas de Medellin ESP, 144A	4.250%	7/18/29	BBB	623,523
1,000	Perusahaan Listrik Negara PT, 144A	6.150%	5/21/48	Baa2	1,261,500
1,000	Talen Energy Supply LLC	6.500%	6/01/25	B3	853,430
1,725	Vistra Operations Co LLC, 144A	5.625%	2/15/27	BB	1,817,719
6,962	Total Electric Utilities				7,770,804

	Energy Equipment & Services – 0.6%

1,100	Archrock Partners LP / Archrock Partners Finance Corp, 144A	6.875%	4/01/27	B+	1,163,250
550	Archrock Partners LP / Archrock Partners Finance Corp	6.250%	4/01/28	B+	566,500
1,625	Ensign Drilling Inc, 144A	9.250%	4/15/24	BB–	1,533,594
1,500	Valaris plc	5.200%	3/15/25	B–	832,500
4,775	Total Energy Equipment & Services				4,095,844

	Entertainment – 0.0%

250	Live Nation Entertainment Inc, 144A	4.750%	10/15/27	Ba3	258,750

	Equity Real Estate Investment Trust – 1.1%

2,070	American Tower Corp	5.000%	2/15/24	BBB	2,278,453
1,130	Cibanco SA Ibm / PLA Administradora Industrial S de RL de CV, 144A	4.962%	7/18/29	Baa3	1,168,149
1,335	Regency Centers LP	2.950%	9/15/29	BBB+	1,332,251
2,400	SBA Tower Trust, 144A	2.836%	1/15/25	A2	2,423,409
6,935	Total Equity Real Estate Investment Trust				7,202,262

	Food & Staples Retailing – 0.5%

2,990	CVS Health Corp	4.300%	3/25/28	BBB	3,262,794

	Food Products – 0.5%

1,050	BRF SA, 144A	4.875%	1/24/30	Ba2	1,082,823
1,350	NBM US Holdings Inc, 144A	6.625%	8/06/29	BB–	1,466,113
800	Post Holdings Inc, 144A	5.625%	1/15/28	B+	862,000
3,200	Total Food Products				3,410,936

	Gas Utilities – 0.2%

1,250	Suburban Propane Partners LP/Suburban Energy Finance Corp	5.500%	6/01/24	BB–	1,284,375

	Health Care Providers & Services – 0.7%

1,515	Centene Corp	5.375%	6/01/26	BBB–	1,607,794
350	Centene Corp, 144A	4.625%	12/15/29	BBB–	368,847
715	CHS/Community Health Systems Inc	6.250%	3/31/23	BB	725,725
100	HCA Inc	5.625%	9/01/28	Ba2	113,960
1,525	Tenet Healthcare Corp, 144A	6.250%	2/01/27	Ba3	1,641,281
4,205	Total Health Care Providers & Services				4,457,607

	Hotels, Restaurants & Leisure – 0.2%

1,230	Hilton Domestic Operating Co Inc	5.125%	5/01/26	BB+	1,294,575
225	Melco Resorts Finance Ltd, 144A	5.375%	12/04/29	BB	230,571
1,455	Total Hotels, Restaurants & Leisure				1,525,146

	Household Durables – 0.3%

1,940	Harman International Industries Inc	4.150%	5/15/25	A	2,066,588

	Independent Power & Renewable Electricity Producers – 0.2%

600	Azure Power Solar Energy Pvt Ltd, 144A	5.650%	12/24/24	Ba2	612,960
1,000	Calpine Corp, 144A	5.250%	6/01/26	BB+	1,041,250
1,600	Total Independent Power & Renewable Electricity Producers				1,654,210

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Industrial Conglomerates – 0.1%

$750	United Rentals North America Inc	6.500%	12/15/26	BB–	$824,297

	Insurance – 1.3%

1,230	Genworth Holdings Inc	4.800%	2/15/24	B	1,202,091
1,940	Liberty Mutual Group Inc, 144A	4.569%	2/01/29	BBB	2,165,153
750	Nationstar Mortgage Holdings Inc, 144A	8.125%	7/15/23	B	793,890
1,805	Willis North America Inc	3.600%	5/15/24	BBB	1,884,426
2,225	XLIT Ltd	4.450%	3/31/25	BBB+	2,422,013
7,950	Total Insurance				8,467,573

	Internet Software & Services – 0.0%

100	Camelot Finance SA, 144A	4.500%	11/01/26	B	102,750

	IT Services – 0.3%

1,680	Fidelity National Information Services Inc	3.750%	5/21/29	BBB	1,836,747

	Leisure Products – 0.1%

750	Mattel Inc, 144A	6.750%	12/31/25	BB–	806,100

	Machinery – 0.5%

700	Cloud Crane LLC, 144A	10.125%	8/01/24	B	735,000
1,405	Ingersoll-Rand Luxembourg Finance SA	3.800%	3/21/29	BBB	1,506,862
975	USA Compression Partners LP / USA Compression Finance Corp	6.875%	9/01/27	BB–	1,015,560
3,080	Total Machinery				3,257,422

	Marine – 0.2%

1,000	Stena International SA, 144A	5.750%	3/01/24	BB–	1,025,000

	Media – 2.0%

1,820	Charter Communications Operating LLC / Charter Communications Operating Capital	5.125%	7/01/49	BBB–	1,974,995
2,650	Comcast Corp	2.650%	2/01/30	A–	2,657,274
1,790	Comcast Corp	3.969%	11/01/47	A–	1,968,660
1,200	CSC Holdings LLC, 144A	6.500%	2/01/29	BB	1,338,000
750	Diamond Sports Group LLC / Diamond Sports Finance Co, (3)	6.625%	8/15/27	B	729,375
1,500	DISH DBS Corp	7.750%	7/01/26	B1	1,589,085
100	Entercom Media Corp, 144A	6.500%	5/01/27	B	107,000
1,900	Grupo Televisa SAB	5.250%	5/24/49	BBB+	2,049,625
1,000	Meredith Corp	6.875%	2/01/26	B+	1,039,700
12,710	Total Media				13,453,714

	Metals & Mining – 0.5%

1,250	First Quantum Minerals Ltd, 144A	6.500%	3/01/24	B	1,253,125
1,750	Tronox Inc, 144A, (3)	6.500%	4/15/26	B	1,802,850
3,000	Total Metals & Mining				3,055,975

	Oil, Gas & Consumable Fuels – 4.6%

600	Calumet Specialty Products Partners LP / Calumet Finance Corp, (3)	7.750%	4/15/23	B–	598,500
1,875	Cosan Ltd, 144A	5.500%	9/20/29	BB	1,954,687
1,000	Denbury Resources Inc, 144A	9.000%	5/15/21	B	967,500
600	Denbury Resources Inc, 144A	7.750%	2/15/24	B	531,000
725	Diamondback Energy Inc	3.250%	12/01/26	BBB	733,017
1,250	Ecopetrol SA	5.875%	5/28/45	BBB	1,473,437
250	EnLink Midstream LLC	5.375%	6/01/29	BBB–	235,000
400	Enviva Partners LP / Enviva Partners Finance Corp, 144A	6.500%	1/15/26	BB–	428,252
1,125	KazMunayGas National Co JSC, 144A	5.375%	4/24/30	Baa3	1,302,413
750	Medco Oak Tree Pte Ltd, 144A	7.375%	5/14/26	B+	764,065
2,000	Moss Creek Resources Holdings Inc, 144A	10.500%	5/15/27	B+	1,670,000
3,795	MPLX LP	4.875%	6/01/25	BBB	4,141,864
1,200	Murphy Oil Corp	5.875%	12/01/27	BB+	1,260,000
2,000	Occidental Petroleum Corp	4.300%	8/15/39	BBB+	2,034,421
1,340	ONEOK Inc	3.400%	9/01/29	BBB	1,359,679
1,000	Peabody Energy Corp, 144A	6.375%	3/31/25	BB–	920,000

Nuveen Strategic Income Fund (continued)

Portfolio of Investments December 31, 2019
(Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Oil, Gas & Consumable Fuels (continued)

$625	Pertamina Persero PT, 144A	4.700%	7/30/49	Baa2	$664,820
593	Petrobras Global Finance BV, 144A	5.093%	1/15/30	Ba2	635,405
2,200	Petroleos Mexicanos	6.500%	3/13/27	BBB+	2,335,784
1,345	Sabine Pass Liquefaction LLC	5.875%	6/30/26	BBB–	1,543,314
1,275	Suncor Energy Inc	6.800%	5/15/38	A–	1,812,478
525	Sunoco LP / Sunoco Finance Corp	4.875%	1/15/23	BB	536,823
500	Sunoco LP / Sunoco Finance Corp	6.000%	4/15/27	BB	533,750
670	Targa Resources Partners LP / Targa Resources Partners Finance Corp	4.250%	11/15/23	BB	676,700
150	Targa Resources Partners LP / Targa Resources Partners Finance Corp, 144A	6.500%	7/15/27	BB	164,250
1,515	WPX Energy Inc	5.750%	6/01/26	BB	1,617,262
29,308	Total Oil, Gas & Consumable Fuels				30,894,421

	Paper & Forest Products – 0.3%

500	Inversiones CMPC SA, 144A	4.375%	4/04/27	BBB	524,962
1,500	Suzano Austria GmbH	5.000%	1/15/30	BBB–	1,576,830
2,000	Total Paper & Forest Products				2,101,792

	Personal Products – 0.1%

825	First Quality Finance Co Inc, 144A	5.000%	7/01/25	B+	858,347

	Pharmaceuticals – 0.5%

2,000	AbbVie Inc, 144A	4.250%	11/21/49	A–	2,104,887
1,050	Bausch Health Americas Inc, 144A	8.500%	1/31/27	B	1,195,740
350	Bausch Health Cos Inc., 144A	5.000%	1/30/28	B	359,236
3,400	Total Pharmaceuticals				3,659,863

	Professional Services – 0.3%

250	ASGN Inc., 144A	4.625%	5/15/28	BB–	256,970
1,635	Verisk Analytics Inc	4.125%	3/15/29	BBB+	1,793,196
1,885	Total Professional Services				2,050,166

	Real Estate Management & Development – 0.3%

575	Country Garden Holdings Co Ltd, Reg S	4.750%	9/28/23	BBB–	575,891
1,500	Hunt Cos Inc, 144A	6.250%	2/15/26	BB–	1,481,250
2,075	Total Real Estate Management & Development				2,057,141

	Road & Rail – 0.7%

2,280	CSX Corp	3.800%	11/01/46	BBB+	2,383,358
1,500	Union Pacific Corp, 144A	3.839%	3/20/60	A–	1,516,072
1,000	United Rentals North America Inc	4.875%	1/15/28	BB–	1,041,230
4,780	Total Road & Rail				4,940,660

	Semiconductors & Semiconductor Equipment – 0.3%

1,665	Broadcom Corp / Broadcom Cayman Finance Ltd	3.875%	1/15/27	BBB–	1,727,699

	Software – 0.1%

925	SS&C Technologies Inc., 144A	5.500%	9/30/27	B+	987,438

	Specialty Retail – 1.1%

1,645	Autonation Inc.	3.800%	11/15/27	BBB–	1,670,015
1,500	L Brands Inc	6.875%	11/01/35	Ba2	1,342,500
450	Lithia Motors Inc., 144A	4.625%	12/15/27	BB	462,537
1,000	PetSmart Inc., 144A	8.875%	6/01/25	CCC+	987,500
1,250	PGT Escrow Issuer Inc, 144A	6.750%	8/01/26	B	1,339,062
1,550	Staples Inc, 144A	10.750%	4/15/27	B–	1,573,250
7,395	Total Specialty Retail				7,374,864

	Trading Companies & Distributors – 0.6%

515	Ashtead Capital Inc	4.125%	8/15/25	BBB–	529,162
600	Ashtead Capital Inc, 144A	5.250%	8/01/26	BBB–	642,000
325	Beacon Roofing Supply Inc, 144A	4.500%	11/15/26	BB	334,750

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Trading Companies & Distributors (continued)
$900	Fortress Transportation & Infrastructure Investors LLC, 144A	6.750%	3/15/22	BB–	$938,250
1,000	H&E Equipment Services Inc	5.625%	9/01/25	BB–	1,047,500
3,340	Total Trading Companies & Distributors				3,491,662

	Wireless Telecommunication Services – 0.9%

1,400	C&W Senior Financing DAC, 144A	6.875%	9/15/27	BB–	1,497,062
1,000	Hughes Satellite Systems Corp	6.625%	8/01/26	BB	1,110,000
1,040	Millicom International Cellular SA, 144A	5.125%	1/15/28	BB+	1,090,450
1,350	Telecom Italia SpA/Milano, 144A	5.303%	5/30/24	BB+	1,451,250
4,790	Total Wireless Telecommunication Services				5,148,762
240,294	Total Corporate Bonds (cost $239,681,615)				252,002,039

	ASSET-BACKED AND MORTGAGE-BACKED-SECURITIES – 33.7%

2,036	Aaset 2019-1 Trust, 144A	3.844%	5/15/39	A	2,048,744
1,480	Adams Outdoor Advertising LP, 144A	4.810%	11/15/48	A	1,535,397
2,199	American Homes 4 Rent 2014-SFR2 Trust, 144A	3.786%	10/17/36	Aaa	2,295,618
265	AMSR 2019-SFR1 Trust, 144A	3.247%	1/19/39	Baa2	260,082
2,132	Angel Oak Mortgage Trust I LLC 2018-1, 144A	4.100%	4/27/48	BBB	2,137,206
1,000	Apidos CLO XXIX, 144A, (3-Month LIBOR reference rate + 1.550% spread), (4)	3.490%	7/25/30	AA	992,494
610	Apollo Aviation Securitization Equity Trust 2016-2	4.212%	11/15/41	A	610,990
1,350	Applebee’s Funding LLC / IHOP Funding LLC, 144A	4.194%	6/07/49	BBB	1,368,576
2,100	Avis Budget Rental Car Funding AESOP LLC, 144A	4.150%	9/20/23	BBB	2,145,281
1,200	Banc of America Commercial Mortgage Trust 2015-UBS7	4.361%	9/15/48	A–	1,261,373
13,993	BANK 2019-BNK21	0.997%	10/17/52	AAA	966,538
19,592	BANK 2019-BNK22	0.605%	11/15/62	AAA	984,958
8,475	BANK 2019-BNK23	0.756%	12/15/52	AAA	494,781
1,000	BANK 2019-BNK24, 144A	2.500%	11/15/62	BBB	852,365
1,250	BANK 2019-BNK24	2.929%	11/15/62	AAA	1,284,503
18,210	BANK 2019-BNK24	0.768%	11/15/62	AAA	996,433
2,400	BBCMS Trust 2015-STP, 144A	4.284%	9/10/28	BBB–	2,409,417
7,888	Benchmark 2019-B15 Mortgage Trust	0.949%	12/15/72	AAA	501,072
2,500	BX Commercial Mortgage Trust 2019-XL, 144A, (1-Month LIBOR reference rate + 0.920% spread), (4)	2.660%	10/15/36	Aaa	2,502,004
1,000	BX Commercial Mortgage Trust 2019-XL, 144A, (1-Month LIBOR reference rate + 1.250% spread), (4)	2.990%	10/15/36	A3	1,001,252
1,000	BX Commercial Mortgage Trust 2019-XL, 144A, (1-Month LIBOR reference rate + 1.800% spread), (4)	3.540%	10/15/36	N/R	1,000,940
490	CHL Mortgage Pass-Through Trust 2005-27	5.500%	12/25/35	N/R	464,407
1,690	Citigroup Commercial Mortgage Trust 2015-GC29	4.136%	4/10/48	A–	1,758,525
2,750	Citigroup Commercial Mortgage Trust 2015-GC29	3.758%	4/10/48	AA–	2,829,886
19,327	Citigroup Commercial Mortgage Trust 2019-GC43	0.631%	11/10/52	AAA	988,997
2,940	COMM 2015-CCRE22 Mortgage Trust	4.125%	3/10/48	A–	3,070,093
1,000	COMM 2015-CCRE22 Mortgage Trust, 144A	3.000%	3/10/48	BB–	873,600
3,260	COMM 2015-CCRE26 Mortgage Trust	4.484%	10/10/48	A–	3,443,849
84	Credit Suisse First Boston Mortgage Securities Corp	5.750%	9/25/33	AAA	85,950
1,413	DB Master Finance LLC, 144A	3.787%	5/20/49	BBB	1,443,065
658	DB Master Finance LLC, 144A	4.021%	5/20/49	BBB	673,809
1,927	Diamond Resorts Owner Trust, 144A	2.890%	2/20/32	AAA	1,928,053
3,606	Domino’s Pizza Master Issuer LLC, 144A	3.082%	7/25/47	BBB+	3,609,285
750	Dryden 50 Senior Loan Fund, 144A, (3-Month LIBOR reference rate + 6.260% spread), (4)	8.261%	7/15/30	Ba3	733,880
350	Fannie Mae Connecticut Avenue Securities, (1-Month LIBOR reference rate + 4.250% spread), (4)	6.042%	4/25/29	Aaa	375,893
5,000	Fannie Mae Connecticut Avenue Securities, (1-Month LIBOR reference rate + 2.200% spread), (4)	3.992%	1/25/30	AAA	5,042,659
5,566	Fannie Mae Connecticut Avenue Securities Trust, (1-Month LIBOR reference rate + 3.000% spread), (4)	4.792%	7/25/24	Aaa	5,854,957
12	Fannie Mae Interest Strip	5.000%	9/25/24	Aaa	192
1	Fannie Mae Pool	5.500%	7/01/24	N/R	1,183
31	Fannie Mae Pool	6.000%	4/01/32	Aaa	33,826
161	Fannie Mae Pool	6.000%	3/01/34	Aaa	175,385
1	Fannie Mae Pool, (12-Month LIBOR reference rate + 1.875% spread), (4)	4.875%	12/01/36	N/R	884
238	Fannie Mae Pool	6.500%	8/01/37	Aaa	264,617
33	Fannie Mae Pool	6.000%	9/01/37	Aaa	36,271
19	Fannie Mae Pool, (12-Month LIBOR reference rate + 1.500% spread), (4)	3.796%	9/01/37	N/R	19,449
335	Fannie Mae Pool	5.500%	3/01/39	Aaa	377,000
58	Fannie Mae Pool	6.000%	9/01/39	Aaa	65,022

Nuveen Strategic Income Fund (continued)

Portfolio of Investments December 31, 2019
(Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED-SECURITIES (continued)

$578	Fannie Mae Pool	4.000%	9/01/42	Aaa	$615,347
56	Fannie Mae Pool	5.000%	11/01/44	Aaa	61,921
856	Fannie Mae Pool	4.000%	1/01/45	Aaa	911,329
3,939	Fannie Mae Pool	3.500%	7/01/46	N/R	4,162,261
5,534	Fannie Mae Pool	3.000%	11/01/46	Aaa	5,664,084
1,152	Fannie Mae Pool	3.000%	11/01/47	Aaa	1,158,235
1,293	Fannie Mae Pool	3.500%	11/01/47	Aaa	1,370,173
3,699	Fannie Mae Pool	4.000%	12/01/47	Aaa	3,957,441
1,250	Fannie Mae Pool	4.000%	4/01/48	Aaa	1,309,850
8,132	Fannie Mae Pool	4.500%	7/01/48	Aaa	8,562,364
1,079	Fannie Mae Pool	4.000%	9/01/48	Aaa	1,123,810
561	Fannie Mae Pool	4.000%	10/01/48	Aaa	583,753
10,322	Fannie Mae Pool	3.000%	11/01/48	Aaa	10,515,293
321	Fannie Mae Pool	4.000%	11/01/48	Aaa	333,907
52	Fannie Mae Pool	4.000%	12/01/48	Aaa	54,165
2,752	Fannie Mae Pool	4.500%	12/01/48	Aaa	2,895,639
340	Fannie Mae Pool	3.000%	8/01/49	Aaa	350,223
4,029	Fannie Mae Pool	4.000%	12/01/49	N/R	4,198,304
461	Fannie Mae REMICS, (1-Month LIBOR reference rate + 5.950% spread), (4)	4.158%	9/25/43	Aaa	83,831
443	Fannie Mae REMICS	3.000%	11/25/48	Aaa	62,003
2,117	Flagstar Mortgage Trust 2017-2, 144A	3.500%	10/25/47	Aaa	2,127,092
1,343	Flagstar Mortgage Trust 2018-4, 144A	4.000%	7/25/48	Aaa	1,343,026
2,935	FOCUS Brands Funding LLC, 144A	5.093%	4/30/47	BBB	3,083,689
575	Freddie Mac Gold Pool	4.000%	6/01/42	N/R	612,385
2,919	Freddie Mac Gold Pool	3.500%	8/01/45	Aaa	3,113,012
3,262	Freddie Mac Gold Pool	3.500%	10/01/45	Aaa	3,439,192
2,659	Freddie Mac Gold Pool	3.500%	2/01/47	Aaa	2,760,183
1,030	Freddie Mac STACR Trust 2019-HQA2, 144A, (1-Month LIBOR reference rate + 2.050% spread), (4)	3.842%	4/25/49	B+	1,034,720
401	Freddie Mac Strips, (I/O), (1-Month LIBOR reference rate + 5.920% spread), (4)	4.180%	3/15/44	N/R	67,681
2,000	Freddie Mac Structured Agency Credit Risk Debt Notes, (1-Month LIBOR reference rate + 3.25% spread), (4)	5.042%	7/25/29	Aaa	2,101,962
130	Freddie Mac Structured Agency Credit Risk Debt Notes, 144A	3.736%	2/25/48	Aaa	130,614
600	Freddie Mac Structured Agency Credit Risk Debt Notes Trust 2018-SPI4, 144A	4.459%	11/25/48	Aaa	601,841
2,465	GS Mortgage Securities Trust 2015-GC32	3.345%	7/10/48	BBB–	2,325,404
1,500	GS Mortgage Securities Trust 2019-GC40, 144A	3.550%	7/10/52	BBB–	1,522,187
600	GS Mortgage Securities Trust 2019-GSA1	3.340%	11/10/52	AAA	611,738
749	GS Mortgage-Backed Securities Corp Trust 2019-PJ1, 144A	4.000%	8/25/49	Aa1	754,656
2,000	Hertz Vehicle Financing II LP, 144A	4.260%	5/25/25	BBB	2,061,563
1,900	Hilton Grand Vacations Trust 2019-A, 144A	2.340%	7/25/33	AAA	1,896,682
1,425	Hilton Grand Vacations Trust 2019-A, 144A	2.840%	7/25/33	A–	1,418,924
2,420	Horizon Aircraft Finance II Ltd, 144A	3.721%	7/15/39	A	2,415,680
476	Horizon Aircraft Finance II Ltd, 144A	6.900%	7/15/39	BB	483,813
994	Horizon Aircraft Finance III Ltd, 144A	3.425%	11/15/39	A	988,198
1,000	Horizon Aircraft Finance III Ltd, 144A	4.458%	11/15/39	BBB	994,259
1,500	Hudson Yards, 144A	3.041%	12/10/41	N/R	1,323,543
2,000	Hudson Yards 2019-30HY Mortgage Trust, 144A	3.443%	7/10/39	BBB–	2,004,266
999	Impac Secured Assets CMN Owner Trust	8.000%	10/25/30	CCC	1,006,272
3,060	Invitation Homes 2018-SFR2 Trust, 144A, (1-Month LIBOR reference rate + 0.900% spread), (4)	2.640%	6/17/37	Aaa	3,055,439
3,359	Invitation Homes 2018-SFR3 Trust, 144A, (1-Month LIBOR reference rate + 1.000% spread), (4)	2.737%	7/17/37	Aaa	3,359,732
459	JP Morgan Alternative Loan Trust 2007-S1, (1-Month LIBOR reference rate + 0.280% spread), (4)	2.072%	4/25/47	AAA	441,826
2,211	JP Morgan Mortgage Trust 2017-2, 144A	3.500%	5/25/47	Aaa	2,240,889
421	JP Morgan Mortgage Trust 2018-3, 144A	3.500%	9/25/48	AA+	430,502
136	JP Morgan Mortgage Trust 2018-4, 144A	3.500%	10/25/48	AA+	138,760
558	JP Morgan Mortgage Trust 2018-5, 144A	3.500%	10/25/48	AAA	571,109
1,088	JP Morgan Mortgage Trust 2018-8, 144A	4.000%	1/25/49	Aaa	1,097,494
1,199	JP Morgan Mortgage Trust 2019-1, 144A	4.000%	5/25/49	AAA	1,214,568
64	JP Morgan Mortgage Trust 2019-3, 144A	4.764%	9/25/49	Aa3	68,665
1,500	JPMCC Commercial Mortgage Securities Trust 2017-JP5	3.723%	3/15/50	Aaa	1,608,359
1,000	Magnetite XV Ltd, 144A, (3-Month LIBOR reference rate + 1.800% spread), (4)	3.740%	7/25/31	A2	972,134
1,735	MASTR Reperforming Loan Trust 2005-1, 144A	7.500%	8/25/34	D	1,758,450
2,053	MVW Owner Trust, 144A	2.680%	10/20/38	BBB+	2,036,941

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED-SECURITIES (continued)

$1,783	MVW Owner Trust 2019-1, 144A	3.330%	11/20/36	BBB	$1,801,090
1,000	Myers Park CLO Ltd, 144A, (3-Month LIBOR reference rate + 1.600% spread), (4)	3.566%	10/20/30	AA	992,391
2,000	Natixis Commercial Mortgage Securities Trust 2019-1776, 144A	3.902%	10/15/36	Ba3	1,982,059
1,500	Natixis Commercial Mortgage Securities Trust 2019-MILE, 144A, (1-Month LIBOR reference rate + 3.500% spread), (4)	5.240%	7/15/36	N/R	1,499,996
1,500	Natixis Commercial Mortgage Securities Trust 2019-MILE, 144A, (1-Month LIBOR reference rate + 4.250% spread), (4)	5.990%	7/15/36	N/R	1,499,995
1,000	Neuberger Berman Loan Advisers CLO 27 Ltd, 144A, (3-Month LIBOR reference rate + 1.400% spread), (4)	3.401%	1/15/30	AA	987,244
2,000	Neuberger Berman Loan Advisers CLO 27 Ltd, 144A, (3-Month LIBOR reference rate + 1.700% spread), (4)	3.701%	1/15/30	A	1,929,500
52	New Residential Mortgage Loan Trust 2017-1, 144A	4.000%	2/25/57	Aaa	54,005
2,187	New Residential Mortgage Loan Trust 2017-6, 144A	4.000%	8/27/57	Aaa	2,269,693
1,625	Octagon Investment Partners XVII Ltd, 144A, (WIDD) (3-Month LIBOR reference rate + 2.500% spread), (4)	0.000%	1/25/31	BBB–	1,494,329
1,500	One Bryant Park Trust 2019-OBP, 144A	2.516%	9/15/54	Aaa	1,458,796
1,446	Pioneer Aircraft Finance Ltd, 144A	3.967%	6/15/44	A	1,456,866
2,074	Planet Fitness Master Issuer LLC, 144A	4.262%	9/05/48	BBB	2,108,216
62	RALI Series 2005-QS12 Trust	5.500%	8/25/35	Caa2	60,018
364	Sequoia Mortgage Trust 2012-4	3.500%	9/25/42	Aaa	367,537
247	Sequoia Mortgage Trust 2018-7, 144A	4.000%	9/25/48	Aaa	250,538
184	Sequoia Mortgage Trust 2018-8, 144A	4.000%	11/25/48	Aaa	186,799
649	Sequoia Mortgage Trust 2018-CH4, 144A	4.500%	10/25/48	Aaa	649,465
72	Sequoia Mortgage Trust 2019-2, 144A	4.000%	6/25/49	AAA	72,928
1,500	SERVPRO Master Issuer LLC, 144A	3.882%	10/25/49	BBB–	1,505,520
1,496	Sesac Finance LLC, 144A	5.216%	7/25/49	N/R	1,544,728
2,364	Settlement Fee Finance 2019-1 LLC, 144A	3.840%	11/01/49	N/R	2,357,259
3,031	Shellpoint Co-Originator Trust 2017-2, 144A	3.500%	10/25/47	Aaa	3,072,045
998	Sierra Timeshare 2019-2 Receivables Funding LLC, 144A	4.540%	5/20/36	BB	1,005,016
1,816	Sierra Timeshare 2019-3 Receivables Funding LLC, 144A	4.180%	8/20/36	BB	1,809,747
1,091	Sierra Timeshare Conduit Receivables Funding LLC, 144A	3.200%	3/20/34	BBB	1,096,547
349	S-Jets 2017-1 Ltd, 144A	3.967%	8/15/42	A	349,190
1,429	Spruce Hill Mortgage Loan Trust 2019-SH1, 144A	3.395%	4/29/49	AAA	1,436,399
3,000	STACR Trust 2018-DNA2, 144A, (1-Month LIBOR reference rate + 2.150% spread), (4)	3.942%	12/25/30	B+	3,029,128
1,420	START Ireland Trust 2019-I, 144A	5.095%	3/15/44	BBB	1,451,727
1,121	Start Ltd/Bermuda, 144A	4.089%	5/15/43	A	1,143,912
2,961	Starwood Waypoint Homes 2017-1 Trust, 144A, (1-Month LIBOR reference rate + 0.950% spread), (4)	2.690%	1/17/35	Aaa	2,955,655
1,804	Taco Bell Funding LLC, 144A	4.377%	5/25/46	BBB	1,815,655
743	Taco Bell Funding LLC, 144A	4.318%	11/25/48	BBB	759,711
2,000	Tesla Auto Lease Trust 2019-A, 144A	2.130%	4/20/22	Aaa	1,999,106
1,440	Tesla Auto Lease Trust 2019-A, 144A	5.480%	5/22/23	Ba3	1,444,623
300	Tricon American Homes 2016-SFR1 Trust, 144A	4.878%	11/17/33	N/R	304,663
1,000	UBS-Barclays Commercial Mortgage Trust 2013-C5	4.082%	3/10/46	A3	1,016,368
150	Vericrest Opportunity Loan Trust 2019-NPL7, 144A	3.967%	10/25/49	N/R	149,304
587	Verus Securitization Trust 2018-3, 144A	4.108%	10/25/58	AAA	592,989
2,000	Voya CLO 2018-2 Ltd, 144A, (3-Month LIBOR reference rate + 1.850% spread), (4)	3.851%	7/15/31	A	1,942,120
131	Wachovia Mortgage Loan Trust LLC Series 2005-B Trust	4.253%	10/20/35	Aaa	129,789
101	Washington Mutual MSC Mortgage Pass-Through Certificates Series 2004-RA3 Trust	6.128%	8/25/38	Aaa	106,207
2,229	Wendy’s Funding LLC, 144A	3.573%	3/15/48	BBB	2,252,798
2,630	WFRBS Commercial Mortgage Trust 2011-C3, 144A	5.335%	3/15/44	A1	2,700,261
$308,007	Total Asset-Backed Securities (cost $226,195,517)				228,084,076

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 7.3%

$1,270	U.S. Treasury Bonds	2.875%	5/15/49	Aaa	$1,398,252
13,175	U.S. Treasury Bonds	2.250%	8/15/49	Aaa	12,765,339
920	U.S. Treasury Notes	1.750%	7/31/21	Aaa	922,041
4,125	U.S. Treasury Notes	2.250%	4/30/24	Aaa	4,220,590
7,500	U.S. Treasury Notes	1.750%	6/30/24	Aaa	7,516,849
18,000	U.S. Treasury Notes	1.375%	8/31/26	Aaa	17,489,505

Nuveen Strategic Income Fund (continued)

Portfolio of Investments December 31, 2019
(Unaudited)

Principal Amount (000)	Description (1)			Coupon	Maturity	Ratings (2)	Value

	U.S. GOVERNMENT AND AGENCY OBLIGATIONS (continued)

$830	U.S. Treasury Notes			2.625%	2/15/29	Aaa	$878,996
1,230	U.S. Treasury Notes			2.375%	5/15/29	Aaa	1,277,448
2,615	U.S. Treasury Notes			1.750%	11/15/29	N/R	2,573,477
$49,665	Total U.S. Government and Agency Obligations (cost $49,716,820)						49,042,497

Principal Amount (000)	Description (1)	Coupon (5)	Reference Rate (5)	Spread (5)	Maturity (6)	Ratings (2)	Value

	VARIABLE RATE SENIOR LOAN INTERESTS – 6.5%

	Aerospace & Defense – 0.4%

$2,481	Transdigm, Inc., Term Loan E	4.299%	1-Month LIBOR	2.500%	5/30/25	Ba3	$2,491,827

	Building Products – 0.3%

2,000	Quikrete Holdings, Inc., Term Loan B	4.549%	1-Month LIBOR	2.750%	11/15/23	BB–	2,011,600

	Chemicals – 1.0%

2,481	Messer Industries GmbH, Term Loan	4.445%	3-Month LIBOR	2.500%	3/01/26	BB–	2,497,961
2,474	PolyOne Corp, Term Loan	3.495%	1-Month LIBOR	1.750%	1/30/26	BB+	2,485,448
2,122	PQ Corporation, Term Loan B	4.427%	3-Month LIBOR	2.500%	2/08/25	BB–	2,137,181
7,077	Total Chemicals						7,120,590

	Commercial Services & Supplies – 1.5%

2,480	ADS Waste Holdings, Inc., Term Loan B	3.853%	1-Week LIBOR	2.250%	11/10/23	BB+	2,491,992
1,700	Dun & Bradstreet Corp., Initial Term Loan	6.792%	1-Month LIBOR	5.000%	2/08/26	BB	1,717,000
1,905	Filtration Group, Term Loan B	4.799%	1-Month LIBOR	3.000%	3/28/25	B	1,915,206
1,484	Granite Acquisition Inc., Term Loan B	5.445%	3-Month LIBOR	3.500%	12/17/21	B+	1,492,605
1,485	Packers Holdings LLC, 2017 Term Loan B	4.987%	1-Month LIBOR	3.250%	12/04/24	B+	1,488,561
500	Prime Security Services Borrower LLC, Term Loan, (WI/DD)	TBD	TBD	TBD	TBD	BB–	502,157
500	Prometric Holdings Inc., (WI/DD)	TBD	TBD	TBD	TBD	B1	500,312
10,054	Total Commercial Services & Supplies						10,107,833

	Communications Equipment – 0.1%

500	Webcom Group Inc., Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	B+	500,323

	Containers & Packaging – 0.0%

199	Tank Holdings Corp., 2019 Term Loan B	5.745%	1-Month LIBOR	4.000%	3/26/26	B	200,547

	Food Products – 0.3%

1,780	Hostess Brands LLC, Term Loan	4.177%	1-Month LIBOR	2.250%	8/03/22	N/R	1,789,848

	Health Care Providers & Services – 1.1%

1,683	Kindred at Home Hospice, Term Loan B	5.563%	1-Month LIBOR	3.750%	7/02/25	B1	1,694,006
1,985	Lifepoint Health, Inc., Term Loan	6.202%	1-Month LIBOR	4.500%	11/16/25	B+	2,003,610
2,481	Pharmaceutical Product Development, Inc., Term Loan B	4.299%	1-Month LIBOR	2.500%	8/18/22	Ba3	2,497,202
1,523	Select Medical Corporation, Term Loan B	4.580%	6-Month LIBOR	2.500%	3/06/25	Ba2	1,528,258
7,672	Total Health Care Providers & Services						7,723,076

	Hotels, Restaurants & Leisure – 0.1%

500	Scientific Games Corp., Initial Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	B1	502,050

	Insurance – 0.1%

500	Hub International Holdings Inc., TermLoan B	5.903%	3-Month LIBOR	4.000%	4/25/25	B	505,690

	Internet Software & Services – 0.0%

325	Thomson Reuters IP & S, Term Loan B	5.049%	1-Month LIBOR	3.250%	10/31/26	B	327,519

Principal Amount (000)	Description (1)	Coupon (5)	Reference Rate (5)	Spread (5)	Maturity (6)	Ratings (2)	Value

	IT Services – 0.3%

$1,985	NeuStar Inc., Term Loan B	6.299%	1-Month LIBOR	4.500%	8/08/24	B+	$1,894,018

	Pharmaceuticals – 0.3%

1,489	Endo International PLC., Term Loan B	6.063%	1-Month LIBOR	4.250%	4/29/24	B+	1,429,257
893	Valeant Pharmaceuticals International, Inc., Term Loan, First Lien	4.740%	1-Month LIBOR	3.000%	6/02/25	BB	899,585
2,382	Total Pharmaceuticals						2,328,842

	Semiconductors & Semiconductor Equipment – 0.2%

1,035	Ultra Clean Holdings Inc., Term Loan B	6.299%	1-Month LIBOR	4.500%	8/27/25	B+	1,036,981

	Software – 0.1%

994	Infor (US), Inc., Term Loan B	4.695%	3-Month LIBOR	2.750%	2/01/22	Ba3	999,874

	Specialty Retail – 0.4%

496	Petsmart Inc., Term Loan B, First Lien	4.740%	1-Month LIBOR	3.000%	3/11/22	B	491,788
1,990	Staples Inc., Term Loan	6.691%	1-Month LIBOR	5.000%	4/12/26	B+	1,960,279
2,486	Total Specialty Retail						2,452,067

	Textiles, Apparel & Luxury Goods – 0.2%

1,692	Samsonite IP Holdings Sarl, Term Loan B	3.549%	1-Month LIBOR	1.750%	4/25/25	Ba1	1,688,611

	Trading Companies & Distributors – 0.1%

494	Univar, Inc., Term Loan B	4.049%	1-Month LIBOR	2.250%	7/01/24	BB+	496,303
$44,156	Total Variable Rate Senior Loan Interests (cost $43,737,928)						44,177,599

Principal Amount (000)	Description (1)			Coupon	Maturity	Ratings (2)	Value

	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 5.0%

	Automobiles – 0.4%

$2,470	General Motors Financial Co Inc, (3)			5.750%	N/A (7)	BB+	$2,513,225

	Banks – 3.0%

1,195	Bank of America Corp			6.300%	N/A (7)	BBB–	1,380,225
1,530	Bank of America Corp			6.100%	N/A (7)	BBB–	1,704,114
2,000	Citigroup Inc			5.000%	N/A (7)	BB+	2,095,000
2,000	CoBank ACB			6.250%	N/A (7)	BBB+	2,200,000
3,355	JPMorgan Chase & Co			5.000%	N/A (7)	Baa2	3,489,200
2,797	KeyCorp			5.000%	N/A (7)	Baa3	2,972,204
1,000	M&T Bank Corp			5.125%	N/A (7)	Baa2	1,083,750
3,000	Truist Financial Corp			4.800%	N/A (7)	Baa2	3,097,500
2,570	Truist Financial Corp			5.050%	N/A (7)	BBB–	2,621,400
19,447	Total Banks						20,643,393

	Capital Markets – 0.4%

2,840	Goldman Sachs Group Inc, (3)			5.500%	N/A (7)	Ba1	3,038,800

	Diversified Financial Services – 0.3%

1,710	Voya Financial Inc, (3)			6.125%	N/A (7)	BBB–	1,838,250

	Food Products – 0.4%

2,780	Land O’ Lakes Inc			8.000%	N/A (7)	BB	2,807,800

Nuveen Strategic Income Fund (continued)

Portfolio of Investments December 31, 2019
(Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Wireless Telecommunication Services – 0.5%

$1,500	Network i2i Ltd, 144A	5.650%	N/A (7)	BB	$1,482,000
1,500	Vodafone Group PLC	7.000%	4/04/79	BB+	1,760,020
3,000	Total Wireless Telecommunication Services				3,242,020
$32,247	Total $1,000 Par (or similar) Institutional Preferred (cost $32,325,292)				34,083,488

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	CONTINGENT CAPITAL SECURITIES – 4.3% (8)

	Banks – 3.6%

$1,030	Australia & New Zealand Banking Group Ltd/United Kingdom, 144A	6.750%	12/15/68	Baa2	$1,175,487
1,400	Banco Bilbao Vizcaya Argentaria SA	6.500%	12/05/68	Ba2	1,480,500
1,180	Banco Mercantil del Norte SA/Grand Cayman, 144A	6.750%	9/27/68	BB	1,225,737
675	Bancolombia SA	4.625%	12/18/29	BB+	684,281
2,000	Barclays PLC	7.750%	12/15/68	BB+	2,185,000
2,500	BNP Paribas SA, 144A, (3)	6.625%	9/25/68	BBB–	2,700,000
2,000	Credit Agricole SA, 144A	8.125%	3/23/68	BBB–	2,425,000
1,195	Intesa Sanpaolo SpA, 144A	7.700%	3/17/68	BB–	1,295,081
1,500	Lloyds Banking Group PLC	7.500%	6/27/68	Baa3	1,657,500
2,000	Macquarie Bank Ltd/London, 144A	6.125%	9/08/68	BB+	2,070,000
3,020	Societe Generale SA, 144A	6.750%	N/A	BB+	3,333,325
1,880	Standard Chartered PLC, 144A	7.500%	4/02/68	Ba1	2,023,350
1,000	UBS Group AG, 144A	7.000%	7/31/68	BBB–	1,092,500
950	UniCredit SpA, Reg S	8.000%	6/03/68	B+	1,035,500
22,330	Total Banks				24,383,261

	Capital Markets – 0.7%

2,000	Credit Suisse Group AG, 144A	6.375%	2/21/68	Ba2	2,156,000
2,000	Credit Suisse Group AG, 144A	7.500%	6/11/68	BB	2,247,500
4,000	Total Capital Markets				4,403,500
$26,330	Total Contingent Capital Securities (cost $26,493,828)				28,786,761

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	SOVEREIGN DEBT – 2.4%

	Bermuda – 0.1%

$850	Bermuda Government International Bond, 144A	3.717%	1/25/27	A+	$892,509

	Colombia – 0.1%

850	Colombia Government International Bond	5.000%	6/15/45	Baa2	987,275

	Dominican Republic – 0.2%

1,000	Dominican Republic International Bond, 144A	6.875%	1/29/26	BB–	1,141,260

	Egypt – 0.7%

3,175	Egypt Government International Bond, 144A	5.577%	2/21/23	B+	3,320,675
1,225	Egypt Government International Bond, 144A	7.053%	1/15/32	B+	1,283,457
4,400	Total Egypt				4,604,132

	Ghana – 0.3%

2,200	Ghana Government International Bond, 144A	8.125%	3/26/32	B	2,238,733

	Indonesia – 0.1%

850	Perusahaan Penerbit SBSN Indonesia III, 144A	4.400%	3/01/28	BBB	928,234

	Kazakhstan – 0.2%

850	Kazakhstan Government International Bond, 144A	4.875%	10/14/44	BBB	1,049,104

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Kenya – 0.2%

$1,000	Kenya Government International Bond, 144A	7.000%	5/22/27	B+	$1,064,094

	Mexico – 0.1%

850	Mexico Government International Bond	3.750%	1/11/28	A3	883,150

	Morocco – 0.2%

850	Morocco Government International Bond, 144A	5.500%	12/11/42	BBB–	1,040,919

	Qatar – 0.2%

850	Qatar Government International Bond, 144A	4.817%	3/14/49	AA–	1,051,875
$14,550	Total Sovereign Debt (cost $14,811,283)				15,881,285

Principal Amount (000)	Description (1)		Optional Call Provisions (9)	Ratings (2)	Value

	MUNICIPAL BONDS – 1.4%

	Massachusetts – 0.4%

	Massachusetts Water Resources Authority, General Revenue Bonds, Green Series 2019F:
$1,300	2.453%, 8/01/31		8/29 at 100.00	AA+	$1,263,093
1,300	2.553%, 8/01/32		8/29 at 100.00	AA+	1,268,826
2,600	Total Massachusetts				2,531,919

	Michigan – 0.2%

1,500	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Distributable State Aid First Lien LTGO Local Project, Refunding Taxable Series 2016C-1, 2.244%, 11/01/22		No Opt. Call	Aa2	1,506,840

	New York – 0.2%

1,500	New York City, New York, General Obligation Bonds, Fiscal 2020 Taxable Series A–2, 2.280%, 8/01/25		No Opt. Call	Aa1	1,500,435

	Ohio – 0.4%

	Cleveland, Ohio, Airport System Revenue Bonds, Taxable Series 2019A:
1,000	2.492%, 1/01/25		No Opt. Call	A	1,001,740
1,500	2.832%, 1/01/30		No Opt. Call	A	1,488,390
2,500	Total Ohio				2,490,130

	Oregon – 0.2%

1,468	Oregon State Local Governments, Limited Tax Pension Obligation Bonds, Taxable Series 2005, 4.859%, 6/01/20 – AMBAC Insured		No Opt. Call	Aa3	1,485,219
$9,568	Total Municipal Bonds (cost $9,574,244)				9,514,543

Shares	Description (1)	Coupon		Ratings	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 0.6%

	Diversified Financial Services – 0.3%

20,600	AgriBank FCB, (10)	6.875%		BBB+	$2,214,500

	Insurance – 0.3%

70,000	Enstar Group Ltd	7.000%		BB+	1,954,400
	Total $25 Par (or similar) Retail Preferred (cost $3,810,000)				4,168,900
	Total Long-Term Investments (cost $646,346,527)				665,741,188

Nuveen Strategic Income Fund (continued)

Portfolio of Investments December 31, 2019
(Unaudited)

Shares	Description (1)	Coupon	Value

	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 1.3%

	Money Market Funds – 1.3%

8,942,074	First American Government Obligations Fund, Class X, (11)	1.513% (12)	$8,942,074
	Total Investments Purchased with Collateral from Securities Lending (cost $8,942,074)		8,942,074

Shares	Description (1)	Coupon	Value

	SHORT-TERM INVESTMENTS – 1.1%

	MONEY MARKET FUNDS – 1.1%

7,242,520	First American Treasury Obligation Fund, Class Z	1.488% (12)	$7,242,520
	Total Short-Term Investments (cost $7,242,520)		7,242,520
	Total Investments (cost $662,531,121) – 100.8%		681,925,782
	Other Assets Less Liabilities – (0.8)% (13)		(5,139,802)
	Net Assets – 100%		$676,785,980

Investments in Derivatives

Credit Default Swaps – OTC Cleared

Referenced Entity	Buy/Sell Protection (14)	Current Credit Spread (15)	Notional Amount	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Maturity Date	Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ Payable
CDX.NA.HY.33	Buy	3.293%	$29,700,000	5.000%	Quarterly	12/20/24	$(2,882,841)	$(2,099,463)	$(783,378)	$15,287

Futures Contracts

Description	Contract Position	Number of Contracts	Expiration Date	Notional Amount*	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ (Payable)
U.S. Treasury 5-Year Note	Short	(131)	3/20	$(15,610,175)	$(15,537,828)	$72,347	$3,070
U.S. Treasury 10-Year Note	Short	(47)	3/20	(6,100,339)	(6,035,828)	64,511	5,141
U.S. Treasury Long Bond	Long	111	3/20	17,662,293	17,305,594	(356,699)	(38,156)
U.S. Treasury Ultra 10-Year Note	Short	(136)	3/20	(19,424,351)	(19,135,625)	288,726	23,375
U.S. Treasury Ultra Bond	Long	160	3/20	29,900,518	29,065,000	(835,518)	(185,000)
Total				$6,427,946	$5,661,313	$(766,633)	$(191,570)
Total receivable for variation margin on futures contracts							$31,586
Total payable for variation margin on futures contracts							$(223,156)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)

For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $8,595,831

(4)	Variable rate security. The rate shown is the coupon as of the end of the reporting period.

(5)

Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate (Reference Rate) plus an assigned fixed rate (Spread). These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan. The rate shown is the coupon as of the end of the reporting period.

(6)

Senior Loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

(7)	Perpetual security. Maturity date is not applicable.

(8)

Contingent Capital Securities (“CoCos”) are hybrid securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. For example, the terms may specify an automatic write-down of principal or a mandatory conversion into the issuer’s common stock under certain adverse circumstances, such as the issuer’s capital ratio falling below a specified level.

(9)

Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(10)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 3 – Investment Valuation and Fair Value Measurements for more information.

(11)

The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 4 – Portfolio Securities and Investments in Derivatives, Securities Lending for more information.

(12)	The rate shown is the annualized seven-day subsidized yield as of the end of the reporting period.

(13)

Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(14)

The Fund entered into the credit default swaps to gain investment exposure to the referenced entity. Selling protection has a similar credit risk position to owning the referenced entity. Buying protection has a similar credit risk position to selling the referenced entity short.

(15)

The credit spread generally serves as an indication of the current status of the payment/performance risk and therefore the likelihood of default of the credit derivative. The credit spread also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into a credit default swap contract. Higher credit spreads are indicative of higher likelihood of performance by the seller of protection.

144A

Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

I/O	Interest only security

LIBOR	London Inter-Bank Offered Rate
Reg S

Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

TBD

Senior loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final coupon rate and maturity date.

WI/DD	Purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

Statement of Assets and Liabilities

December 31, 2019

(Unaudited)

	High Income Bond	Strategic Income
Assets
Long-term investments, at value (cost $233,798,874 and $646,346,527, respectively)	$241,491,017	$665,741,188
Investments purchased with collateral from securities lending, at value (cost approximates value)	14,714,943	8,942,074
Short-term investments, at value (cost approximates value)	32,477,526	7,242,520
Cash	—	21,224
Cash collateral at brokers for investments in futures contracts(1)	—	793,000
Cash collateral at brokers for investments in swaps(1)	—	3,052,224
Cash denominated in foreign currencies (cost $38 and $—, respectively)	38	—
Credit default swap premiums paid	1,292,111	—
Receivable for:
Dividends	—	35,407
Due from broker	—	6,304
Interest	3,497,113	5,613,447
Investments sold	—	4,261
Shares sold	280,476	996,483
Variation margin on futures contracts	—	31,586
Variation margin on swap contracts	—	15,287
Other assets	74,016	106,654
Total assets	293,827,240	692,601,659
Liabilities
Credit default swaps premiums received	—	2,099,463
Payable for:
Collateral from securities lending program	14,714,943	8,942,074
Dividends	90,585	667,383
Due to broker	331,663	—
Interest	—	12,631
Investments purchased – when issued/delayed-delivery settlement	297,000	2,502,500
Shares redeemed	767,752	703,292
Variation margin on futures contracts	—	223,156
Variation margin on swap contracts	9,954	—
Accrued expenses:
Management fees	144,440	231,168
Directors fees	40,437	61,257
12b-1 distribution and service fees	54,630	67,375
Other	141,942	305,380
Total liabilities	16,593,346	15,815,679
Net assets	$277,233,894	$676,785,980

(1)	Cash pledged to collateralize the net payment obligations for investments in derivatives.

See accompanying notes to financial statements.

	High Income Bond	Strategic Income

Class A Shares

Net assets	$132,303,663	$160,776,330

Shares outstanding	17,442,350	14,894,850

Net asset value (“NAV”) per share	$7.59	$10.79

Offering price per share (NAV per share plus maximum sales charge of 4.75% and 4.25%, respectively, of offering price)	$7.97	$11.27

Class C Shares

Net assets	$31,905,022	$38,097,962

Shares outstanding	4,211,574	3,547,721

NAV and offering price per share	$7.58	$10.74

Class R3 Shares

Net assets	$307,816	$2,444,306

Shares outstanding	39,712	225,675

NAV and offering price per share	$7.75	$10.83

Class R6 Shares

Net assets	$—	$70,611,320

Shares outstanding	—	6,516,078

NAV and offering price per share	$—	$10.84

Class I Shares

Net assets	$112,717,393	$404,856,062

Shares outstanding	14,809,035	37,504,167

NAV and offering price per share	$7.61	$10.79

Fund level net assets consist of:

Capital paid-in	$398,984,904	$712,297,229

Total distributable earnings	(121,751,010)	(35,511,249)

Fund level net assets	$277,233,894	$676,785,980

Authorized shares – per class	2 billion	2 billion

Par value per share	0.0001	0.0001

See accompanying notes to financial statements.

Statement of Operations

Six Months Ended December 31, 2019

(Unaudited)

	High Income Bond	Strategic Income

Investment Income

Dividend income	$7,633,255	$13,068,467

Interest income	37,573	29,477

Securities lending income	460,233	132,065

Total investment income	8,131,061	13,230,009

Expenses

Management fees	787,455	1,722,652

12b-1 service fees – Class A Shares	161,678	164,863

12b-1 distribution and service fees – Class C Shares	170,773	201,534

12b-1 distribution and service fees – Class R3 Shares	755	7,006

Shareholder servicing agent fees	105,460	257,298

Custodian fees	57,774	113,139

Directors fees	3,262	8,416

Professional fees	35,369	41,359

Shareholder reporting expenses	17,536	35,774

Federal and state registration fees	39,910	49,317

Other	9,997	9,539

Total expenses before fee waiver/expense reimbursement	1,389,969	2,610,897

Fee waiver/expense reimbursement	(59,317)	(379,061)

Net expenses	1,330,652	2,231,836

Net investment income (loss)	6,800,409	10,998,173

Realized and Unrealized Gain (Loss)

Net realized gain (loss) from:

Investments and foreign currency	(1,124,845)	4,222,184

Futures contracts	—	3,158,070

Swaps	(57,826)	710,762

Change in net unrealized appreciation (depreciation) of:

Investments and foreign currency	6,056,958	5,639,622

Futures contracts	—	(1,550,238)

Swaps	612,798	(540,560)

Net realized and unrealized gain (loss)	5,487,085	11,639,840

Net increase (decrease) in net assets from operations	$12,287,494	$22,638,013

See accompanying notes to financial statements.

Statement of Changes in Net Assets

(Unaudited)

	High Income Bond		Strategic Income
	Six Month Ended 12/31/19	Year Ended 6/30/19	Six Month Ended 12/31/19	Year Ended 6/30/19

Operations

Net investment income (loss)	$6,800,409	$17,868,517	$10,998,173	$25,035,511

Net realized gain (loss) from:

Investments and foreign currency	(1,124,845)	(20,215,073)	4,222,184	(9,877,394)

Forward foreign currency contracts	—	(5,032)	—	1,216,818

Futures contracts	—	(23,672)	3,158,070	3,038,432

Swaps	(57,826)	(653,663)	710,762	(2,961,696)

Change in net unrealized appreciation (depreciation) of:

Investments and foreign currency	6,056,958	19,540,305	5,639,622	29,005,871

Forward foreign currency contracts	—	4,044	—	(273,576)

Futures contracts	—	(9,710)	(1,550,238)	(267,668)

Swaps	612,798	25,642	(540,560)	306,212

Net increase (decrease) in net assets from operations	12,287,494	16,531,358	22,638,013	45,222,510

Distributions to Shareholders

Dividends

Class A Shares	(3,781,823)	(8,619,031)	(2,388,617)	(3,158,669)

Class C Shares	(879,767)	(2,145,516)	(573,082)	(1,340,031)

Class R3 Shares	(8,424)	(26,455)	(47,337)	(140,232)

Class R6 Shares	—	—	(1,266,398)	(1,664,530)

Class I Shares	(3,074,914)	(8,246,406)	(7,676,153)	(15,894,859)

Decrease in net assets from distributions to shareholders	(7,744,928)	(19,037,408)	(11,951,587)	(22,198,321)

Fund Share Transactions

Proceeds from sale of shares	89,518,669	241,052,827	165,426,426	108,017,741

Proceeds from shares issued to shareholders due to reinvestment of distributions	7,004,060	16,637,176	7,970,335	13,540,440

	96,522,729	257,690,003	173,396,761	121,558,181

Cost of shares redeemed	(113,016,316)	(273,769,766)	(89,382,687)	(274,492,861)

Net increase (decrease) in net assets from Fund share transactions	(16,493,587)	(16,079,763)	84,014,074	(152,934,680)

Net increase (decrease) in net assets	(11,951,021)	(18,585,813)	94,700,500	(129,910,491)

Net assets at the beginning of period	289,184,915	307,770,728	582,085,480	711,995,971

Net assets at the end of period	$277,233,894	$289,184,915	$676,785,980	$582,085,480

See accompanying notes to financial statements.

Financial Highlights

(Unaudited)

High Income Bond

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Year Ended June 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV

Class A (8/01)

2020(e)	$7.44	$0.19	$0.18	$0.37	$(0.22)	$—	$(0.22)	$7.59

2019	7.51	0.46	(0.04)	0.42	(0.49)	—	(0.49)	7.44

2018	7.80	0.52	(0.28)	0.24	(0.53)	—	(0.53)	7.51

2017	7.22	0.54	0.57	1.11	(0.53)	—	(0.53)	7.80

2016	8.23	0.57	(1.05)	(0.48)	(0.53)	—	(0.53)	7.22

2015	9.29	0.55	(1.00)	(0.45)	(0.54)	(0.07)	(0.61)	8.23

Class C (8/01)

2020(e)	7.43	0.16	0.18	0.34	(0.19)	—	(0.19)	7.58

2019	7.50	0.40	(0.04)	0.36	(0.43)	—	(0.43)	7.43

2018	7.79	0.46	(0.28)	0.18	(0.47)	—	(0.47)	7.50

2017	7.21	0.49	0.57	1.06	(0.48)	—	(0.48)	7.79

2016	8.22	0.53	(1.07)	(0.54)	(0.47)	—	(0.47)	7.21

2015	9.27	0.49	(0.99)	(0.50)	(0.48)	(0.07)	(0.55)	8.22

Class R3 (9/01)

2020(e)	7.60	0.19	0.17	0.36	(0.21)	—	(0.21)	7.75

2019	7.67	0.45	(0.04)	0.41	(0.48)	—	(0.48)	7.60

2018	7.96	0.52	(0.29)	0.23	(0.52)	—	(0.52)	7.67

2017	7.37	0.54	0.58	1.12	(0.53)	—	(0.53)	7.96

2016	8.40	0.57	(1.08)	(0.51)	(0.52)	—	(0.52)	7.37

2015	9.48	0.53	(1.01)	(0.48)	(0.53)	(0.07)	(0.60)	8.40

Class I (8/01)

2020(e)	7.47	0.20	0.17	0.37	(0.23)	—	(0.23)	7.61

2019	7.54	0.48	(0.04)	0.44	(0.51)	—	(0.51)	7.47

2018	7.82	0.54	(0.27)	0.27	(0.55)	—	(0.55)	7.54

2017	7.24	0.56	0.57	1.13	(0.55)	—	(0.55)	7.82

2016	8.26	0.60	(1.07)	(0.47)	(0.55)	—	(0.55)	7.24

2015	9.31	0.57	(0.98)	(0.41)	(0.57)	(0.07)	(0.64)	8.26

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Losss)		Expenses		Net Investment Income (Losss)		Portfolio Turnover Rate(d)

5.05%	$132,304	1.05	%*	5.10	%*	1.00	%*	5.14	%*	26%

5.86	151,673	1.01		6.17		1.00		6.19		113

3.16	126,376	1.04		6.66		1.00		6.70		126

15.75	136,977	1.01		7.03		1.01		7.03		155

5.48	114,537	1.03		7.99		1.03		7.99		91

(4.82)	119,535	0.97		6.31		0.97		6.31		80

4.68	31,905	1.80	*	4.34	*	1.75	*	4.39	*	26

5.04	35,655	1.77		5.44		1.75		5.46		113

2.37	41,121	1.80		5.96		1.75		6.00		126

14.93	47,698	1.76		6.32		1.76		6.32		155

(6.27)	41,663	1.79		7.26		1.79		7.26		91

(5.45)	55,409	1.72		5.62		1.72		5.62		80

4.86	308	1.30	*	4.85	*	1.25	*	4.90	*	26

5.56	298	1.27		5.95		1.26		5.96		113

2.94	473	1.30		6.48		1.25		6.52		126

15.46	756	1.26		6.80		1.26		6.81		155

(5.76)	834	1.29		7.78		1.29		7.78		91

(5.07)	995	1.21		6.03		1.21		6.03		80

5.02	112,717	0.80	*	5.30	*	0.75	*	5.35	*	26

6.10	101,560	0.76		6.44		0.75		6.45		113

3.52	139,777	0.79		6.91		0.75		6.95		126

15.97	200,310	0.75		7.31		0.76		7.31		155

(5.21)	208,009	0.78		8.12		0.78		8.12		91

(4.55)	446,406	0.72		6.56		0.72		6.56		80

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)

Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.

(c)

After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information. For the period October 31, 2014 through June 29, 2016, the Adviser did not reimburse the Fund for any fees and expenses.

(d)

Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

(e)	For the Six Months ended December 2019.
*	Annualized.

See accompanying notes to financial statements.

Financial Highlights (Unaudited) (continued)

Strategic Income

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended June 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Ending NAV

Class A (2/00)

2020(f)	$10.60	$0.18	$0.20	$0.38	$(0.19)	$—	$—	$(0.19)	$10.79

2019	10.17	0.40	0.38	0.78	(0.35)	—	—	(0.35)	10.60

2018	10.65	0.36	(0.43)	(0.07)	(0.21)	—	(0.20)	(0.41)	10.17

2017	10.52	0.44	0.22	0.66	(0.29)	—	(0.24)	(0.53)	10.65

2016	10.97	0.50	(0.42)	0.08	(0.53)	—	—	(0.53)	10.52

2015	11.60	0.49	(0.58)	(0.09)	(0.54)	—	—	(0.54)	10.97

Class C (2/00)

2020(f)	10.55	0.14	0.20	0.34	(0.15)	—	—	(0.15)	10.74

2019	10.12	0.32	0.39	0.71	(0.28)	—	—	(0.28)	10.55

2018	10.59	0.28	(0.42)	(0.14)	(0.13)	—	(0.20)	(0.33)	10.12

2017	10.46	0.35	0.23	0.58	(0.21)	—	(0.24)	(0.45)	10.59

2016	10.90	0.42	(0.41)	0.01	(0.45)	—	—	(0.45)	10.46

2015	11.52	0.40	(0.57)	(0.17)	(0.45)	—	—	(0.45)	10.90

Class R3 (9/01)

2020(f)	10.64	0.17	0.20	0.37	(0.18)	—	—	(0.18)	10.83

2019	10.21	0.37	0.39	0.76	(0.33)	—	—	(0.33)	10.64

2018	10.69	0.33	(0.42)	(0.09)	(0.19)	—	(0.20)	(0.39)	10.21

2017	10.56	0.41	0.23	0.64	(0.27)	—	(0.24)	(0.51)	10.69

2016	11.01	0.48	(0.42)	0.06	(0.51)	—	—	(0.51)	10.56

2015	11.64	0.46	(0.57)	(0.11)	(0.52)	—	—	(0.52)	11.01

Class R6 (1/15)

2020(f)	10.64	0.20	0.21	0.41	(0.21)	—	—	(0.21)	10.84

2019	10.20	0.44	0.38	0.82	(0.38)	—	—	(0.38)	10.64

2018	10.67	0.39	(0.42)	(0.03)	(0.24)	—	(0.20)	(0.44)	10.20

2017	10.52	0.48	0.23	0.71	(0.32)	—	(0.24)	(0.56)	10.67

2016	10.96	0.53	(0.41)	0.12	(0.56)	—	—	(0.56)	10.52

2015(e)	11.22	0.24	(0.25)	(0.01)	(0.25)	—	—	(0.25)	10.96

Class I (2/00)

2020(f)	10.60	0.19	0.21	0.40	(0.21)	—	—	(0.21)	10.79

2019	10.17	0.42	0.39	0.81	(0.38)	—	—	(0.38)	10.60

2018	10.65	0.38	(0.42)	(0.04)	(0.24)	—	(0.20)	(0.44)	10.17

2017	10.51	0.46	0.24	0.70	(0.32)	—	(0.24)	(0.56)	10.65

2016	10.96	0.53	(0.42)	0.11	(0.56)	—	—	(0.56)	10.51

2015	11.59	0.52	(0.58)	(0.06)	(0.57)	—	—	(0.57)	10.96

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waive/Reimbursement				Ratios to Average Net Assets After Waive/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

3.64%	$160,776	0.96	%*	3.15	%*	0.84	%*	3.27	%*	24%

7.89	87,084	0.96		3.79		0.84		3.90		54

(0.70)	106,805	0.93		3.31		0.83		3.41		124

6.43	137,072	0.93		4.02		0.83		4.12		135

0.94	187,052	0.92		4.71		0.83		4.80		56

(0.80)	288,080	0.92		4.25		0.82		4.34		47

3.26	38,098	1.71	*	2.43	*	1.59	*	2.55	*	24

7.11	42,024	1.71		3.03		1.59		3.15		54

(1.40)	59,612	1.68		2.56		1.58		2.66		124

5.63	76,513	1.68		3.25		1.58		3.35		135

0.20	89,173	1.67		3.97		1.58		4.06		56

(1.50)	110,660	1.67		3.51		1.57		3.60		47

3.52	2,444	1.21	*	2.95	*	1.09	*	3.07	*	24

7.61	2,792	1.20		3.52		1.09		3.64		54

(0.92)	5,869	1.18		3.06		1.08		3.16		124

6.17	7,320	1.18		3.74		1.08		3.83		135

0.70	7,647	1.17		4.44		1.08		4.54		56

(1.01)	12,272	1.17		4.00		1.07		4.09		47

3.90	70,611	0.62	*	3.50	*	0.50	*	3.62	*	24

8.24	50,127	0.62		4.14		0.50		4.26		54

(0.38)	46,588	0.60		3.65		0.50		3.75		124

6.86	8,995	0.60		4.35		0.51		4.45		135

1.28	33,372	0.60		5.07		0.50		5.17		56

(0.10)	20,498	0.61	*	4.70	*	0.50	*	4.81	*	47

3.76	404,856	0.71	*	3.43	*	0.59	*	3.54	*	24

8.15	400,059	0.71		4.04		0.59		4.15		54

(0.47)	493,098	0.68		3.56		0.58		3.67		124

6.77	540,368	0.68		4.22		0.58		4.32		135

1.19	475,536	0.67		4.95		0.58		5.05		56

(0.54)	773,719	0.67		4.48		0.57		4.57		47

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)

Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.

(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)

Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

(e)	For the period January 20, 2015 (commencement of operations) through June 30, 2015.
(f)	For the period ended December 31, 2019.
*	Annualized.

See accompanying notes to financial statements.

Notes to Financial Statements

(Unaudited)

1. General Information

Trust and Fund Information

Nuveen Investment Funds, Inc. (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”), as amended. The Trust is comprised of Nuveen High Income Bond Fund (“High Income Bond”) and Nuveen Strategic Income Fund (“Strategic Income”) (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was incorporated in the State of Maryland on August 20, 1987.

The end of the reporting period for the Funds is December 31, 2019, and the period covered by these Notes to Financial Statements is the six months ended December 31, 2019 (the “current fiscal period”).

Investment Adviser and Sub-Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, overseas the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Share Classes and Sales Charges

Class A Shares are generally dol with an up-front sales charge. Class A shares purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but are subject to CDSC of 1% if redeemed within twelve months of purchase. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R3, R6 and I shares are sold without an up-front sales charge.

2. Significant Accounting Policies

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. Each Fund is an investment company and follows the accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services – Investment Companies. The NAV for financial reporting purposes may differ from the NAV for processing security and shareholder transactions. The NAV for financial reporting purposes includes security and shareholder transactions through the date of the report. Total return is computed based on the NAV used for processing security and shareholder transactions. The following is a summary the significant accounting policies consistently followed by the Funds.

Compensation

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Funds’ Board of Directors (the “Board”) has adopted a deferred compensation plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Foreign Currency Transactions and Translation

The books and records of the Funds are maintained in U.S. dollars. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollars at the end of each day. Purchases and sales of securities, income and expenses are translated into U.S. dollars at each prevailing exchange rate on the respective dates of the transactions.

Net realized foreign currency gains and losses resulting from changes in exchange rates associated with (i) foreign currency, (ii) investments and (iii) derivatives include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amounts actually received are recognized as a component of Net realized gain (loss) from investments and foreign currency on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.

Indemnifications

Under the Trust’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Investment and Investment Income

Securities transactions are accounted for as of the trade date for financial reporting purposes. Realized gains and losses on securities transactions are based upon the specific identification method. Investment income is comprised of interest income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes, and is recorded on an accrual basis. Investment income also reflects payment-in-kind (“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.

Sub-transfer agent fees and similar fees, which are recognized as a component of “Shareholder servicing agent fees” on the Statement of Operations, are not charged to Class R6 Shares and are prorated among the other classes based on their relative net assets.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivative Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

New Accounting Pronouncements and Rule Issuances

FASB Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities

The FASB has issued ASU 2017-08, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. During the current fiscal period, ASU 2017-08 became effective for the Funds and it did not have a material impact on the Funds’ financial statements.

Fair Value Measurement: Disclosure Framework

During August 2018, the FASB issued ASU 2018-13 (“ASU 2018-13”), Fair Value Measurement: Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurements. ASU 2018-13 modifies the disclosures required by Topic 820, Fair Value Measurements. The amendments in ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has early implemented this guidance and it did not have a material impact on the Funds’ financial statements.

Notes to Financial Statements (Unaudited) (continued)

3. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

The Funds’ investments in securities is recorded at their estimated fair value. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the Nasdaq National Market (“Nasdaq”) are valued at the Nasdaq Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or Nasdaq for which there were no transactions on a given day or securities not listed on a securities exchange or Nasdaq are valued at the quoted bid price and are generally classified as Level 2.

Prices of fixed-income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Like most fixed-income securities, the senior and subordinated loans in which the Fund invests are not listed on an organized exchange. The secondary market of such investments may be less liquid relative to markets for other fixed-income securities. Consequently, the value of senior and subordinated loans, determined as described above, may differ significantly from the value that would have been determined had there been an active market for that senior loan. These securities are generally classified as Level 2.

Investments in investment companies are valued at their respective NAVs on the valuation date and are generally classified as Level 1.

Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price and are generally classified as Level 1.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Funds’ shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Funds’ NAV is determined, or if under the Funds’ procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Board. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

High Income Bond	Level 1	Level 2		Level 3		Total
Long-Term Investments*:
Corporate Bonds	$—	$215,496,391		$—	***	$215,496,391
Exchange-Traded Funds	14,023,856	—		—		14,023,856
Contingent Capital Securities	—	4,192,099		—		4,192,099
Variable Rate Senior Loans Interests	—	2,926,918		—		2,926,918
$25 Par (or similar) Retail Preferred	2,370,289	—		—		2,370,289
$1,000 Par (or similar) Institutional Preferred	—	1,378,125		—		1,378,125
Sovereign Debt	—	1,103,200		—		1,103,200
Common Stock	—	—		139	***	139
Investments Purchased with Collateral from Securities Lending	14,714,943	—		—		14,714,943
Short-Term Investments:
Money Market Funds	32,477,526	—		—		32,477,526
Investments in Derivatives:
Credit Default Swaps**	—	638,440		—		638,440
Total	$63,586,614	$225,735,173		$139		$289,321,926

Strategic Income
Long-Term Investments*:
Corporate Bonds	$—	$252,002,039		$—		$252,002,039
Asset-Backed and Mortgage-Backed Securities	—	228,084,076		—		228,084,076
U.S. Government and Agency Obligations	—	49,042,497		—		49,042,497
Variable Rate Senior Loan Interests	—	44,177,599		—		44,177,599
$1,000 Par (or similar) Institutional Preferred	—	34,083,488				34,083,488
Contingent Capital Securities	—	28,786,761		—		28,786,761
Sovereign Debt	—	15,881,285		—		15,881,285
Municipal Bonds	—	9,514,543		—		9,514,543
$25 Par (or similar) Retail Preferred	1,954,400	2,214,500	***	—		4,168,900
Investments Purchased with Collateral from Securities Lending	8,942,074	—		—		8,942,074
Short-Term Investments:
Money Market Funds	7,242,520	—		—		7,242,520
Investments in Derivatives:
Futures Contracts**	(766,633)	—		—		(766,633)
Credit Default Swaps**	—	(783,378)		—		(783,378)
Total	$17,372,361	$663,003,410		$—		$680,375,771
*	Refer to the Fund’s Portfolio of Investments for industry, state and country classifications, where applicable.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.
***	Refer to the Fund’s Portfolio of Investments for securities classified as Level 2 and/or Level 3, where applicable.
****	Refer to Fund’s Portfolio of Investments for securities classified as Level 3. Value equals zero as of the end of the reporting period.

4. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Securities Lending

In order to generate additional income, each Fund may lend securities representing up to one-third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks or other institutions. When loaning securities, the Funds retain the benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. The Funds also have the ability to recall the securities on loan at any time.

Each Fund’s policy is to receive, at the inception of a loan, cash collateral equal to at least 102% of the value of securities loaned, which is recognized as “Payable for collateral from securities lending program” on the Statement of Assets and Liabilities. Collateral for securities on loan is invested in a money market fund, which is recognized as “Investments purchased with collateral from securities lending, at value” on the Statement of Assets and Liabilities. The market value of the securities loaned is determined at the close of each business day in order to determine the adequacy of the collateral. If the value of the securities on loan increases such that the level of collateralization falls below 100%, additional collateral is received from the borrower on the next business day, which is recognized as “Due from broker” on the Statement of Assets and Liabilities.

Notes to Financial Statements (Unaudited) (continued)

Securities out on loan are subject to termination at any time at the option of the borrower or the Fund. Upon termination, the borrower is required to return to the Fund securities identical to the securities loaned. Generally, in the event the borrower defaults on its obligation to return the loaned securities, the Fund has the right to use the collateral to acquire identical securities. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a loss to the Fund. Under each Fund’s securities lending agreement, however, the securities lending agent has indemnified the Fund against losses resulting from borrower default, except to the extent that those losses result from a decrease in the value of the collateral due to its investment by the Fund. The Fund bears the risk of loss with respect to the investment of collateral.

The Funds’ custodian, U.S. Bank National Association, serves as its securities lending agent. Income earned from the securities lending program is paid to the Funds. Income from securities lending is recognized as “Securities lending income” on the Statement of Operations.

The following table presents the securities out on loan for the Funds, and the collateral delivered related to those securities, as of the end of the reporting period.

Fund	Asset Class out on Loan	Long-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
High Income Bond
	Corporate Bonds	$14,179,682	$(14,179,682)	$—
Strategic Income
	Corporate Bonds	$2,542,881	$(2,542,881)	$—
	$1,000 Par (or Similar) Institutional Preferred	5,944,950	(5,944,950)	—
	Contingent Capital Securities	108,000	(108,000)	—
Total		$8,595,831	$(8,595,831)	$—
*

As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the securities out on loan. Refer to the Fund's Portfolio of Investments for details on the securities out on loan.

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investment Transactions

Long-term purchases and sales (including maturities but excluding investments purchased with collateral from securities lending and derivative transactions) during the current fiscal period were as follows:

	High Income Bond	Strategic Income
Purchases:
Investment securities	$61,891,778	$218,130,322
U.S. Government and agency obligations	—	37,925,830
Sales and maturities:
Investment securities	91,375,371	135,479,855
U.S. Government and agency obligations	—	11,651,368

Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Futures Contracts

Upon execution of a futures contract, a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Cash collateral at brokers for investments in futures contracts” on the Statement of Assets and Liabilities. Investments in futures contracts obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days “mark-to-market” of the open contracts. If a Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to appreciation and conversely if a Fund has unrealized depreciation the clearing broker would debit the Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

During the current fiscal period, Strategic Income used U.S. Treasury and Eurodollar futures as part of their overall portfolio construction strategy to manage portfolio duration and yield curve exposure; using selected foreign bond futures to actively manage exposure to those markets.

The average notional amount of futures contracts outstanding during the current fiscal period was as follows:

Strategic Income
Average notional amount of futures contracts outstanding*	$113,068,132
*

The average notional amount is calculated based on the absolute aggregate notional amount of contracts outstanding at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all futures contracts held by the Funds as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
Strategic Income

Interest Rate	Futures contracts	Receivable for variation margin on futures contracts*	$425,584	Payable for variation margin on futures contracts*	$(1,192,217)
*

Value represents unrealized appreciation (depreciation) of futures contracts as reported in the Fund’s Portfolio of Investments and not the asset and/or liability derivatives location as described in the table above.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Futures Contracts	Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts
Strategic Income	Interest rate	Futures contracts	$3,158,070	$(1,550,238)

Credit Default Swap Contracts

A Fund may enter into a credit default swap contract to seek to maintain a total return on a particular investment or portion of its portfolio, or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap contracts involve one party making a stream of payments to another party in exchange for the right to receive a specified return if/when there is a credit event by a third party. Generally, a credit event means bankruptcy, failure to pay, or restructuring. The specific credit events applicable for each credit default swap are stated in the terms of the particular swap agreement. When a Fund has bought (sold) protection in a credit default swap upon occurrence of a specific credit event with respect to the underlying referenced entity, the Fund will either (i) deliver (receive) that security, or an equivalent amount of cash, from the counterparty in exchange for receipt (payment) of the notional amount to the counterparty, or (ii) receive (pay) a net settlement amount of the credit default swap contract less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The difference between the value of the security received (delivered) and the notional amount delivered (received) is recorded as a realized gain or loss. Payments paid (received) at the beginning of the measurement period are recognized as a component of “Credit default swaps premiums paid and/or received” on the Statement of Assets and Liabilities, when applicable.

Notes to Financial Statements (Unaudited) (continued)

Credit default swap contracts are valued daily. Changes in the value of a credit default swap during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps” and realized gains and losses are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations.

For OTC swaps not cleared through a clearing house (“OTC Uncleared”), the daily change in the market value of the swap contract, along with any daily interest fees accrued, are recognized as components of “Unrealized appreciation or depreciation on credit default swaps” on the Statement of Assets and Liabilities.

Upon the execution of an OTC swap cleared through a clearing house (“OTC Cleared”), a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open swap contracts, if any, is recognized as “Cash collateral at brokers for investments in swaps” on the Statement of Assets and Liabilities. Investments in OTC Cleared swaps obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap. If a Fund has unrealized appreciation, the clearing broker would credit the Fund’s account with an amount equal to the appreciation and conversely if a Fund has unrealized depreciation, the clearing broker will debit a Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin for OTC Cleared swaps is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities. Upon the execution of an OTC Uncleared swap, neither the Fund nor the counterparty is required to deposit initial margin as the trades are recorded bilaterally between both parties to the swap contract, and the terms of the variation margin are subject to a predetermined threshold negotiated by the Fund and the counterparty. Variation margin for OTC Uncleared swaps is recognized as a component of “Unrealized appreciation or depreciation on credit default swaps” as described in the preceding paragraph. The maximum potential amount of future payments the Fund could incur as a buyer or seller of protection in a credit default swap contract is limited to the notional amount of the contract. The maximum potential amount would be offset by the recovery value, if any, of the respective referenced entity.

During the current fiscal period, High Income used to hedge a portion of the Fund’s high yield credit exposure. Strategic Income used credit default swaps as a way to take on broad high yield exposure amid some repositioning in the portfolio.

The average notional amount of credit default swap contacts outstanding during the current fiscal period was as follows:

	High Income Bond	Strategic Income
Average notional amount of credit default swap contracts outstanding*	$19,766,667	$29,800,000
*

The average notional amount is calculated based on the outstanding notional at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period. The Funds did not have any credit default swaps at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all swap contracts held by the Funds as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
High Income Bond

Interest Rate	Swaps (OTC Cleared)	—	$—	Payable for variation margin on swap contracts*	$638,440

Strategic Income

Interest Rate	Swaps (OTC Cleared)	Receivable for variation margin on swap contracts*	$(783,378)	—	$—
*	Value represents unrealized appreciation (depreciation) of swaps as reported in the Fund’s Portfolio of Investments and not the asset and/or liability amount as described in the table above.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Swaps	Change in Net Unrealized Appreciation (Depreciation) of Swaps
High Income Bond	Credit	Swaps	$(57,826)	$612,798
Strategic Income	Credit	Swaps	$710,762	$(540,560)

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

5. Fund Shares

On December 12, 2018, Class T Shares were liquidated.

Transactions in Fund shares during the current and prior fiscal period were as follows:

	Six Month Ended 12/31/19		Year Ended 6/30/19
High Income Bond	Shares	Amount	Shares	Amount
Shares sold:
Class A	3,660,635	$27,196,023	14,857,337	$108,487,700
Class A – automatic conversion of Class C Shares	92,322	685,568	3,891	28,291
Class C	279,898	2,078,410	1,010,630	7,430,289
Class R3	1,205	9,191	7,620	57,202
Class I	7,979,327	59,549,477	16,978,120	125,049,345
Shares issued to shareholders due to reinvestment of distributions:
Class A	484,576	3,608,328	1,111,439	8,167,919
Class C	111,402	828,107	271,745	1,992,842
Class R3	1,050	7,988	3,260	24,443
Class I	342,520	2,559,637	875,450	6,451,972
	12,952,935	96,522,729	35,119,492	257,690,003
Shares redeemed:
Class A	(7,179,451)	(52,998,852)	(12,411,998)	(91,239,124)
Class C	(883,895)	(6,545,626)	(1,962,557)	(14,460,897)
Class C – automatic conversion of Class A Shares	(92,438)	(685,568)	(3,896)	(28,291)
Class R3	(1,717)	(13,137)	(33,371)	(251,879)
Class I	(7,116,641)	(52,773,133)	(22,794,940)	(167,766,977)
Class T	—	—	(3,161)	(22,598)
	(15,274,142)	(113,016,316)	(37,209,923)	(273,769,766)
Net increase (decrease)	(2,321,207)	$(16,493,587)	(2,090,431)	$(16,079,763)

Notes to Financial Statements (Unaudited) (continued)

	Six Month Ended 12/31/19		Year Ended 6/30/19
Strategic Income	Shares	Amount	Shares	Amount
Shares sold:
Class A	7,994,986	$86,054,416	1,864,425	$19,087,479
Class A – automatic conversion of Class C Shares	3,120	33,607	9,521	97,015
Class C	193,827	2,074,012	243,747	2,473,021
Class R3	25,724	276,668	177,043	1,813,886
Class R6	2,066,215	22,280,356	934,679	9,637,881
Class I	5,092,864	54,707,367	7,319,706	74,908,459
Shares issued to shareholders due to reinvestment of distributions:
Class A	201,115	2,167,391	265,623	2,714,756
Class C	46,027	493,003	114,832	1,166,653
Class R3	2,622	28,330	9,027	92,765
Class R6	113,532	1,227,990	156,686	1,608,403
Class I	376,368	4,053,621	778,897	7,957,863
	16,116,400	173,396,761	11,874,186	121,558,181
Shares redeemed:
Class A	(1,516,888)	(16,315,365)	(4,428,723)	(44,937,856)
Class C	(672,829)	(7,189,783)	(2,256,628)	(22,892,717)
Class C – automatic conversion of Class A Shares	(3,134)	(33,607)	(9,568)	(97,015)
Class R3	(65,035)	(702,367)	(498,671)	(5,162,337)
Class R6	(373,599)	(4,031,935)	(949,406)	(9,731,682)
Class I	(5,697,597)	(61,109,630)	(18,860,199)	(191,647,964)
Class T	—	—	(2,343)	(23,290)
	(8,329,082)	(89,382,687)	(27,005,538)	(274,492,861)
Net increase (decrease)	7,787,318	$84,014,074	(15,131,352)	$(152,934,680)

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

The table below presents the cost and unrealized appreciation (depreciation) of each Fund’s investment portfolio, as determined on a federal income tax basis, as of December 31, 2019.

For purposes of this disclosure, derivative tax cost is generally the sum of any upfront fees or premiums exchanged and any amounts unrealized for income statement reporting but realized in income and/or capital gains for tax reporting. If a particular derivative category does not disclose any tax unrealized appreciation or depreciation, the change in value of those derivatives have generally been fully realized for tax purposes.

	High Income Bond	Strategic Income
Tax cost of investments	$283,097,451	$658,148,564
Gross unrealized:
Appreciation	$13,407,942	$22,781,399
Depreciation	(5,891,356)	(2,653,655)
Net unrealized appreciation (depreciation) of investments	$7,516,586	$20,127,744

Permanent differences, primarily due to federal taxes paid, investments in passive foreign investment companies, foreign currency transactions, complex security character adjustments, investments in partnerships and treatment of notional principal contracts, resulted in reclassifications among the Funds’ components of net assets as of June 30, 2019, the Funds’ last tax year end.

The tax components of undistributed net ordinary income and net long-term capital gains as of June 30, 2019, the Funds’ last tax year end, were as follows:

	High Income Bond	Strategic Income
Undistributed net ordinary income[1]	$639,462	$1,521,363
Undistributed net long-term capital gains	—	—
[1]

Undistributed net ordinary income (on a tax basis) has not been reduced for the dividend declared during the period June 1, 2019 through June 30, 2019 and paid on July 1, 2019. Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended June 30, 2019 was designated for purposes of the dividends paid deduction as follows:

	High Income Bond	Strategic Income
Distributions from net ordinary income[2]	$19,524,783	$22,669,921
Distributions from net long-term capital gains	—	—
[2]	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

As of June 30, 2019, the Funds’ last tax year end, the Funds had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

	High Income Bond	Strategic Income
Not subject to expiration:
Short-term	$45,922,573	$27,322,257
Long-term	80,054,914	32,824,222
Total	$125,977,487	$60,146,479

The Funds have elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the current fiscal year. The following Fund has elected to defer losses as follows:

High Income Bond
Post-October capital losses[3]	$—
Late-year ordinary losses[4]	1,000,771
[3]	Capital losses incurred from November 1, 2018 through June 30, 2019, the Funds’ last tax year end.
[4]	Ordinary losses incurred from January 1, 2019 through June 30, 2019 and/or specified losses incurred from November 1, 2018 through June 30, 2019.

7. Management Fees and Other Transactions with Affiliates

Management Fees

Each Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

Notes to Financial Statements (Unaudited) (continued)

The annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Net Assets	High Income Bond	Strategic Income
For the first $125 million	0.4000%	0.3600%
For the next $125 million	0.3875	0.3475
For the next $250 million	0.3750	0.3350
For the next $500 million	0.3625	0.3225
For the next $1 billion	0.3500	0.3100
For the next $3 billion	0.3250	0.2850
For the next $5 billion	0.3000	0.2600
For net assets over $10 billion	0.2875	0.2475

The annual complex-level fee, payable monthly, for each Fund is determined by taking the complex-level fee rate, which is based on the aggregate amount of “eligible assets” of all Nuveen funds as set forth in the schedule below, and making, as appropriate, an upward adjustment to that rate based upon the percentage of the particular fund’s assets that are not “eligible assets.” The complex-level fee schedule for each Fund is as follows:

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*

The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen open-end and closed-end funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of December 31, 2019, the complex-level fee for each Fund was as follows:

Fund	Complex-Level Fee
High Income Bond	0.2000%
Strategic Income	0.1949

The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) of each Fund so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees occurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expenses for the Class R6 Shares will be less than the expense limitation. The expense limitation in effect thereafter may be terminated or modified only with the approval of the Board.

Fund	Expense Cap	Expense Cap Expiration Date
High Income Bond	0.75%	July 31, 2021
Strategic Income	0.59	July 31, 2021

Distribution and Service Fees

Each Fund has adopted a distribution and service plan under rule 12b-1 under the 1940 Act. Class A Shares incur a 0.25% annual 12b-1 service fee. Class C Shares incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class R3 Shares incur a 0.25% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class R6 Shares and Class I Shares are not subject to 12b-1 distribution or service fees. The fees under this plan compensate Nuveen Securities, LLC, (the “Distributor”), a wholly-owned subsidiary of Nuveen, for services provided and expenses incurred in distributing shares of the Funds and establishing and maintaining shareholder accounts.

Other Transactions with Affiliates

During the current fiscal period, the Distributor collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	High Income Bond	Strategic Income
Sales charges collected	$138,435	$179,117
Paid to financial intermediaries	122,949	156,932

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	High Income Bond	Strategic Income
Commission advances	$70,637	$40,180

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:

	High Income Bond	Strategic Income
12b-1 fees retained	$46,992	$18,685

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:

	High Income Bond	Strategic Income
CDSC retained	$3,843	$1,914

8. Borrowing Arrangements

Committed Line of Credit

The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, $2.65 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. Each Participating Fund is allocated a designated proportion of the facility’s capacity (and its associated costs, as described below) based upon a multi-factor assessment of the likelihood and frequency of its need to draw on the facility, the size of the Fund and its anticipated draws, and the potential importance of such draws to the operations and well-being of the Fund, relative to those of the other Funds. A Fund may effect draws on the facility in excess of its designated capacity if and to the extent that other Participating Funds have undrawn capacity. The credit facility expires in June 2020 unless extended or renewed.

The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.00% per annum or (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

During the current fiscal period, High Income Bond utilized this facility. The Fund’s average daily balance outstanding (which was for one day during the current reporting period) and average annual interest rate during the utilization period was $19,700,000 and 3.21%, respectively. The Fund’s maximum outstanding daily balance during the utilization period was $19,700,000. Borrowings outstanding as of the end of the reporting period are recognized as “Borrowings” on the Statement of Assets and Liabilities. Strategic Income did not utilize this facility during the current fiscal period.

Additional Fund

Information

Investment Adviser Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606 Sub-Adviser Nuveen Asset Management, LLC 333 West Wacker Drive Chicago, IL 60606

Independent Registered
Public Accounting Firm

PricewaterhouseCoopers LLP

One North Wacker Drive

Chicago, IL 60606

Custodian

U.S. Bank National Association

1555 North RiverCenter Drive

Suite 302

Milwaukee, WI 53202

	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Transfer Agent and Shareholder Services DST Asset Manager Solutions, Inc. (DST) P.O. Box 219140 Kansas City, MO 64121-9140 (800) 257-8787

Portfolio of Investments Information

Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC’s website at http://www.sec.gov.

Nuveen Funds’ Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck

The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report

∎

Asset-Backed Securities (ABS): Securities whose value and income payments are derived from and collateralized by a specific pool of underlying assets. The pool of assets typically is a group of small and/or illiquid assets that may be difficult to sell individually. The underlying pools of asset-backed securities often include payments from credit cards, auto loans or mortgage loans.

∎

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

∎	Basis Point: One one-hundredth of one percentage point, or 0.01%. For example, 25 basis points equals 0.25%.

∎

Beta: A measure of the variability of the change in the share price for a fund in relation to a change in the value of the fund’s market benchmark. Securities with betas higher than 1.0 have been, and are expected to be, more volatile than the benchmark; securities with betas lower than 1.0 have been, and are expected to be, less volatile than the benchmark.

∎

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged index that includes all investment-grade, publicly issued, fixed-rate, dollar denominated, nonconvertible debt issues and commercial mortgage-backed securities with maturities of at least one year and outstanding par values of $150 million or more. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

∎

Bloomberg Barclays High Yield 2% Issuer Capped Index: An issuer-constrained version of the U.S. Corporate High-Yield Index that covers the U.S. dollar denominated, non-investment grade, fixed-rate, taxable corporate bond market. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

∎

Commercial Mortgage-Backed Securities (CMBS): Commercial mortgage-backed securities are backed by cash flows of a mortgage or pool of mortgages on commercial real estate. CMBS generally are structured to provide protection to the senior class investors against potential losses on the underlying mortgage loans. CMBS are typically characterized by the following: i) loans on multi-family housing, non-residential property, ii) payments based on the amortization schedule of 25-30 years with a balloon payment due usually after 10 years, and iii) restrictions on prepayments.

∎

Contingent Capital Securities (CoCos): CoCos are debt or capital securities of primarily non-U.S. issuers with loss absorption contingency mechanisms built into the terms of the security, for example a mandatory conversion into common stock of the issuer, or a principal write-down, which if triggered would likely cause the CoCo investment to lose value. Loss absorption mechanisms would become effective upon the occurrence of a specified contingency event, or at the discretion of a regulatory body. Specified contingency events, as identified in the CoCo’s governing documents, usually reference a decline in the issuer’s capital below a specified threshold level, and/or certain regulatory events. A loss absorption contingency event for CoCos would likely be the result of, or related to, the deterioration of the issuer’s financial condition and/or its status as a going concern. In such a case, with respect to CoCos that provide for conversion into common stock upon the occurrence of the contingency event, the market price of the issuer’s common stock received by the Acquiring Fund will have likely declined, perhaps substantially, and may continue to decline after conversion. CoCos rated below investment grade should be considered high yield securities, or “junk,” but often are issued by entities whose more senior securities are rated investment grade. CoCos are a relatively new type of security; and there is a risk that CoCo security issuers may suffer the sort of future financial distress that could materially increase the likelihood (or the market’s perception of the likelihood) that an automatic write-down or conversion event on those issuers’ CoCos will occur. Additionally, the trading behavior of a given issuer’s CoCo may be strongly impacted by the trading behavior of other issuers’ CoCos, such that negative information from an unrelated CoCo security may cause a decline in value of one or more CoCos held by the Fund. Accordingly, the trading behavior of CoCos may not follow the trading behavior of other types of debt and preferred securities. Despite these concerns, the prospective reward vs. risk characteristics of at least certain CoCos may be very attractive relative to other fixed-income alternatives.

Glossary of Terms Used in this Report (continued)

∎

Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.

∎

Lipper Global High Yield Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Global High Yield Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

∎

Lipper Multi-Sector Income Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Multi-Sector Income Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

∎

Mortgage-Backed Securities (MBS): Mortgage-backed securities (MBS) are bonds backed by pools of mortgages, usually with similar characteristics, and which return principal and interest in each payment. MBS are composed of residential mortgages (RMBS) or commercial mortgages (CMBS). RMBS are further divided into agency RMBS and non-agency RMBS, depending on the issuer.

∎

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

∎

Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the fund’s dividends paid deduction.

Notes

Nuveen:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mutual-funds

Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com	MSA-FINC-1219P 1077316-INV-B-02/21

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this registrant.

Item 6. Schedule of Investments.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(a)(4) Change in the registrant’s independent public accountant. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Funds, Inc.

By	(Signature and Title)	/s/ Christopher M. Rohrbacher
Christopher M. Rohrbacher Vice President and Secretary

Date: March 6, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	(Signature and Title)	/s/ Greg A. Bottjer
Greg A. Bottjer Chief Administrative Officer (principal executive officer)

Date: March 6, 2020

By	(Signature and Title)	/s/ E. Scott Wickerham
E. Scott Wickerham Vice President and Controller (principal financial officer)

Date: March 6, 2020